                                                                         EX 4.11

================================================================================

                                    KB HOME,
                                     Company

                                       and

                          THE GUARANTORS PARTY HERETO,
                                   Guarantors

                                       to

                               [---------------],

                                     Trustee

                                 ---------------

                          SENIOR SUBORDINATED INDENTURE

                                 ---------------

                               Dated as of [-],[-]

                       Senior Subordinated Debt Securities

================================================================================

                         Reconciliation and tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture

     Trust Indenture
       Act Section                                                                    Indenture Section
-------------------------                                                             -----------------
Section 310(a)(1)             .................................................             607
           (a)(2)             .................................................             607
           (b)                .................................................             608
Section 312(a)                .................................................             701
           (b)                .................................................             702
           (c)                .................................................             702
Section 313(a)                .................................................             703
           (b)(2)             .................................................             703
           (c)                .................................................             703
           (d)                .................................................             703
Section 314(a)                .................................................             704
           (c)(1)             .................................................             102
           (c)(2)             .................................................             102
           (e)                .................................................             102
           (f)                .................................................             102
Section 316(a) (last sentence).................................................             101
           (a)(1)(A)          .................................................             502, 512
           (a)(1)(B)          .................................................             513
           (b)                .................................................             508
Section 317(a)(1)             .................................................             503
           (a)(2)             .................................................             504
           (b)                .................................................             1003
Section 318(a)                .................................................             108

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                   ARTICLE ONE
                               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.    Definitions...............................................................................       1
Section 102.    Compliance Certificates and Opinions......................................................      17
Section 103.    Form of Documents Delivered to Trustee....................................................      17
Section 104.    Acts of Holders...........................................................................      18
Section 105.    Notices, etc. to Trustee, Company and Guarantors..........................................      20
Section 106.    Notice to Holders of Securities; Waiver...................................................      20
Section 107.    Language of Notices.......................................................................      21
Section 108.    Conflict with Trust Indenture Act.........................................................      21
Section 109.    Effect of Headings and Table of Contents..................................................      21
Section 110.    Successors and Assigns....................................................................      21
Section 111.    Separability Clause.......................................................................      21
Section 112.    Benefits of Indenture.....................................................................      21
Section 113.    Governing Law.............................................................................      22
Section 114.    Legal Holidays............................................................................      22
Section 115.    Counterparts..............................................................................      22
Section 116.    Judgment Currency.........................................................................      22
Section 117.    Extension of Payment Dates................................................................      23
Section 118.    Immunity of Stockholders, Directors, Officers and Agents of the Company...................      23

                                                   ARTICLE TWO
                                                SECURITIES FORMS

Section 201.    Forms Generally...........................................................................      23
Section 202.    Form of Trustee's Certificate of Authentication...........................................      24
Section 203.    Securities in Global Form.................................................................      24

                                                   ARTICLE THREE
                                                  THE SECURITIES

Section 301.    Amount Unlimited; Issuable in Series......................................................      25
Section 302.    Currency; Denominations...................................................................      30
Section 303.    Execution, Authentication, Delivery and Dating............................................      30

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                               PAGE
Section 304.    Temporary Securities......................................................................      31
Section 305.    Registration, Transfer and Exchange.......................................................      32
Section 306.    Mutilated, Destroyed, Lost and Stolen Securities..........................................      36
Section 307.    Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain
                Additional Amounts Preserved .............................................................      37
Section 308.    Persons Deemed Owners.....................................................................      39
Section 309.    Cancellation..............................................................................      39
Section 310.    Computation of Interest...................................................................      40

                                                   ARTICLE FOUR
                                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 401.    Satisfaction and Discharge................................................................      40
Section 402.    Defeasance and Covenant Defeasance........................................................      42
Section 403.    Application of Trust Money................................................................      47
Section 404.    Reinstatement.............................................................................      47

                                                   ARTICLE FIVE
                                                     REMEDIES

Section 501.    Events of Default.........................................................................      47
Section 502.    Acceleration of Maturity; Rescission and Annulment........................................      50
Section 503.    Collection of Indebtedness and Suits for Enforcement by Trustee...........................      51
Section 504.    Trustee May File Proofs of Claim..........................................................      52
Section 505.    Trustee May Enforce Claims without Possession of Securities or Coupons....................      53
Section 506.    Application of Money Collected............................................................      53
Section 507.    Limitations on Suits......................................................................      53
Section 508.    Unconditional Right of Holders to Receive Principal and any Premium, Interest and
                Additional Amounts .......................................................................      54
Section 509.    Restoration of Rights and Remedies........................................................      54
Section 510.    Rights and Remedies Cumulative............................................................      54
Section 511.    Delay or Omission Not Waiver..............................................................      55
Section 512.    Control by Holders of Securities..........................................................      55
Section 513.    Waiver of Past Defaults...................................................................      55
Section 514.    Waiver of Usury, Stay or Extension Laws...................................................      56

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                              PAGE
Section 515.    Undertaking for Costs.....................................................................      56

                                                   ARTICLE SIX
                                                   THE TRUSTEE

Section 601.    Certain Rights of Trustee.................................................................      57
Section 602.    Notice of Defaults........................................................................      58
Section 603.    Not Responsible for Recitals or Issuance of Securities....................................      58
Section 604.    May Hold Securities.......................................................................      58
Section 605.    Money Held in Trust.......................................................................      59
Section 606.    Compensation and Reimbursement............................................................      59
Section 607.    Corporate Trustee Required; Eligibility...................................................      60
Section 608.    Resignation and Removal; Appointment of Successor.........................................      60
Section 609.    Acceptance of Appointment by Successor....................................................      62
Section 610.    Merger, Conversion, Consolidation or Succession to Business...............................      63
Section 611.    Appointment of Authenticating Agent.......................................................      63

                                                   ARTICLE SEVEN
                            HOLDERS LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTORS

Section 701.    Company to Furnish Trustee Names and Addresses of Holders.................................      65
Section 702.    Preservation of Information; Communications to Holders....................................      65
Section 703.    Reports by Trustee........................................................................      66
Section 704.    Reports by Company and the Guarantors.....................................................      66

                                                   ARTICLE EIGHT
                                         CONSOLIDATION, MERGER AND SALES

Section 801.    Company or Guarantor May Consolidate, Etc., Only on Certain Terms.........................      67
Section 802.    Successor Person Substituted for Company or Guarantor.....................................      68

                                                   ARTICLE NINE
                                             SUPPLEMENTAL INDENTURES

Section 901.    Supplemental Indentures without Consent of Holders........................................      69
Section 902.    Supplemental Indentures with Consent of Holders...........................................      71
Section 903.    Execution of Supplemental Indentures......................................................      72
Section 904.    Effect of Supplemental Indentures.........................................................      73
Section 905.    Reference in Securities to Supplemental Indentures........................................      73

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                              PAGE
Section 906.    Conformity with Trust Indenture Act.......................................................      73
Section 907.    Subordination Unimpaired..................................................................      73

                                                   ARTICLE TEN
                                                    COVENANTS

Section 1001.   Payment of Principal, Premium, Interest and Additional Amounts............................      73
Section 1002.   Maintenance of Office or Agency...........................................................      73
Section 1003.   Money for Securities Payments to Be Held in Trust.........................................      75
Section 1004.   Additional Amounts........................................................................      76
Section 1005.   Corporate Existence.......................................................................      77
Section 1006.   Maintenance of Properties.................................................................      78
Section 1007.   Payment of Taxes and Other Claims.........................................................      78
Section 1008.   Waiver of Certain Covenants...............................................................      78
Section 1009.   Company Statement as to Compliance........................................................      78
Section 1010.   Guarantors' Statement as to Compliance....................................................      79

                                                   ARTICLE ELEVEN
                                              REDEMPTION OF SECURITIES

Section 1101.   Applicability of Article..................................................................      79
Section 1102.   Election to Redeem; Notice to Trustee.....................................................      79
Section 1103.   Selection by Trustee of Securities to be Redeemed.........................................      80
Section 1104.   Notice of Redemption......................................................................      80
Section 1105.   Deposit of Redemption Price...............................................................      82
Section 1106.   Securities Payable on Redemption Date.....................................................      82
Section 1107.   Securities Redeemed in Part...............................................................      83

                                                   ARTICLE TWELVE
                                                   SINKING FUNDS

Section 1201.   Applicability of Article..................................................................      84
Section 1202.   Satisfaction of Sinking Fund Payments with Securities.....................................      84
Section 1203.   Redemption of Securities for Sinking Fund.................................................      85

                                                  ARTICLE THIRTEEN
                                         REPAYMENT AT THE OPTION OF HOLDERS

Section 1301.   Applicability of Article..................................................................      85

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                              PAGE
                                                 ARTICLE FOURTEEN
                                        SECURITIES IN FOREIGN CURRENCIES

Section 1401.   Applicability of Article..................................................................      86

                                                  ARTICLE FIFTEEN
                                         MEETINGS OF HOLDERS OF SECURITIES

Section 1501.   Purposes for Which Meetings May Be Called.................................................      86
Section 1502.   Call, Notice and Place of Meetings........................................................      86
Section 1503.   Persons Entitled to Vote at Meetings......................................................      87
Section 1504.   Quorum; Action............................................................................      87
Section 1505.   Determination of Voting Rights; Conduct and Adjournment of Meetings.......................      88
Section 1506.   Counting Votes and Recording Action of Meetings...........................................      89

                                                  ARTICLE SIXTEEN
                                                     GUARANTEE

Section 1601.   Unconditional Guarantee...................................................................      89
Section 1602.   Limitation of the Guarantors' Liability...................................................      90
Section 1603.   Effectiveness; No Termination.............................................................      91
Section 1604.   Waiver of Notices.........................................................................      91
Section 1605.   Subrogation...............................................................................      91
Section 1606.   Waiver of Suretyship Defenses.............................................................      91
Section 1607.   Exhaustion of Other Remedies Not Required.................................................      92
Section 1608.   Reinstatement.............................................................................      93
Section 1609.   Subordination.............................................................................      93
Section 1610.   Information...............................................................................      93
Section 1611.   Acceleration..............................................................................      93
Section 1612.   Condition of the Company..................................................................      94
Section 1613.   Release of Guarantors.....................................................................      94
Section 1614.   Additional Guarantors.....................................................................      94
Section 1615.   Definition of "guarantee".................................................................      95
Section 1616.   Evidence of Guarantees....................................................................      95

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                               PAGE
                                                 ARTICLE SEVENTEEN
                                                   SUBORDINATION

Section 1701.   Securities and Coupons Subordinate to Senior Indebtedness.................................      96
Section 1702.   Payment Over of Proceeds Upon Dissolution, Etc............................................      96
Section 1703.   Acceleration of Securities................................................................      98
Section 1704.   Default on Senior Indebtedness............................................................      98
Section 1705.   Payment Permitted if No Default...........................................................      99
Section 1706.   Subrogation to Rights of Holders of Senior Indebtedness...................................      99
Section 1707.   Provisions Solely to Define Relative Rights..............................................      100
Section 1708.   Trustee to Effectuate Subordination......................................................      100
Section 1709.   No Waiver of Subordination Provisions....................................................      101
Section 1710.   Notice to Trustee........................................................................      101
Section 1711.   Reliance on Judicial Order or Certificate of Liquidation Agent...........................      102
Section 1712.   Trustee Not Fiduciary for Holders of Senior Indebtedness.................................      102
Section 1713.   Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.....      103
Section 1714.   Article Seventeen Applicable to Paying Agents............................................      103
Section 1715.   Limitation in Ranking of Future Indebtedness of the Company..............................      103

                                                  ARTICLE EIGHTEEN
                                            SUBORDINATION OF GUARANTEES

Section 1801.   Agreement to Subordinate.................................................................      103
Section 1802.   Payment Over of Proceeds Upon Dissolution, Etc...........................................      105
Section 1803.   Acceleration of Securities...............................................................      106
Section 1804.   Default on Guarantor Senior Indebtedness.................................................      107
Section 1805.   Payment Permitted if No Default..........................................................      108
Section 1806.   Subrogation..............................................................................      108
Section 1807.   Provisions Solely to Define Relative Rights..............................................      108
Section 1808.   Trustee to Effectuate Subordination......................................................      109
Section 1809.   No Waiver of Subordination Provisions....................................................      109
Section 1810.   Notice to Trustee........................................................................      110
Section 1811.   Reliance on Judicial Order or Certificate of Liquidation Agent...........................      111
Section 1812.   Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness.......................      111

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                                               PAGE
Section 1813.   Rights of Trustee as Holder of Guarantor Senior Indebtedness; Preservation of Trustee's
                Rights ..................................................................................      112
Section 1814.   Article Eighteen Applicable to Paying Agents.............................................      112
Section 1815.   Limitation in Ranking of Future Indebtedness of the Guarantors...........................      112

         SENIOR SUBORDINATED INDENTURE, dated as of [-],[-] (the "Indenture"), among KB HOME, a Delaware corporation (hereinafter called the "Company"), having its principal executive office located at 10990 Wilshire Boulevard, Los Angeles, California 90024, the Guarantors (as defined herein), and [_________], a [_________] (hereinafter called the "Trustee").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior subordinated unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

         The Company has duly authorized the execution and delivery of this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done. In addition, each Guarantor whose name appears on the signature pages to this Indenture has duly authorized, and each Person who shall, after the date of this Indenture, become a Guarantor hereunder will duly authorize, the execution and delivery of this Indenture. All things necessary to make this Indenture a valid agreement of each Guarantor whose name appears on the signature pages to this Indenture has been done and all things necessary to make this Indenture a valid agreement of each Person who shall, after the date of this Indenture, become a Guarantor hereunder will be done.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined) as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101. Definitions.

         Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (4) the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both", not "either A or B but not both");

                  (6) provisions apply to successive events and transactions;

                  (7) the term "merger" includes a statutory share exchange and the terms "merge" and "merged" have correlative meanings;

                  (8) the masculine gender includes the feminine and the neuter; and

                  (9) references to agreements and other instruments include subsequent amendments and supplements thereto.

         Certain terms used principally in certain Articles hereof are defined in those Articles.

         "Act", when used with respect to any Holders, has the meaning specified in Section 104.

         "Additional Amounts" means any additional amounts which are required by this Indenture or by any Security, or by the terms of any Security established pursuant to Section 301, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, duties, levies, imposts, assessments or other governmental charges imposed on Holders specified herein or therein.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are not Business Days in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same place meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

         "Bankruptcy Laws" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

         "Bearer Security" means any Security in the form established pursuant to Section 201 which is payable to bearer.

         "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act generally or in any particular respect for the Company hereunder. The term "board of directors" means, as used other than in Article Seventeen and Article Eighteen and in any defined terms defined for use in Article Seventeen or Article Eighteen, with respect to any corporation, the board of directors of such corporation and does not include committees of the board of directors.

         "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

         "Business Day" means, unless otherwise specified with respect to the Securities of any series pursuant to Section 301, any day other than a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close; provided that such term shall mean, when used with respect to any payment of principal of, or premium or interest, if any, on, or Additional Amounts with respect to, the Securities of any series to be made at any Place of Payment for such Securities, unless otherwise specified pursuant to Section 301 with respect to such Securities, any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment are authorized or obligated by law, regulation or executive order to close. Notwithstanding the foregoing, the term "Business Day", as used in Article Seventeen and Article Eighteen and in any defined terms defined expressly for use in Article Seventeen or Article Eighteen, means, with respect to any Security, a day that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security or in or pursuant to this Indenture, is not a day on which banking institutions are authorized or required by law or regulation to close.

         "Capital Lease" means, with respect to any Person at any date, any lease of property the liability under which, in accordance with generally accepted accounting principles, is required to be capitalized on such Person's balance sheet or for which the amount of the liability thereunder is required to be disclosed in a note to such balance sheet.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) in or of such Person, including, without limitation, common stock, preferred stock, limited liability company interests and partnership and joint venture interests; provided that, notwithstanding the foregoing, the term "Capital Stock", as used in the proviso to the definition of "Common Stock", of any Person means any and all shares, interests, participations or other equivalents

(however designated) in or of the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person.

         "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" of any Person means all Capital Stock of the Person that is generally entitled to (1) vote in the election of directors of the Person or
(2) if the Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of the Person; provided that, notwithstanding the foregoing, the term "Common Stock", as used in the proviso to the definition of "Subsidiary", of any Person means all Capital Stock of such Person that is generally entitled to: (1) vote in the election of directors of such Person or
(2) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person and any other obligor upon the Securities.

         "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by the Chairman, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or
(ii) any currency unit or composite currency for the purposes for which it was established.

         "Corporate Trust Office" means [either (a)] the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at [_______________], [or (b) for purposes of
Section 1002, the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York in which at any particular time its corporate trust business shall be administered in The City of New York, which office at the date of this Indenture is located at [_______________]].

         "Corporation" means corporations, partnerships, associations, limited liability companies and other companies, and business trusts. The term "corporation" means a corporation and does not include partnerships, associations, limited liability companies or other companies or business trusts.

         "Coupon" means any interest coupon appertaining to a Bearer Security.

         "Credit Facility" means that certain Revolving Loan Agreement, dated as of October 24, 2003, between the Company, the banks party thereto and Bank of America, N.A., as Administrative Agent, Bank One, NA, as Syndication Agent, Fleet National Bank, Credit Lyonnais New York Branch, Wachovia Bank, National Association, KeyBank National Association and SunTrust Bank, as Documentation Agents, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, as the same may be amended, supplemented or modified from time to time and including any increase in the amount of credit available thereunder.

         "Currency", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

         "CUSIP number" means the alphanumeric designation assigned to a Security by Standard & Poor's, CUSIP Service Bureau.

         "Debt" means, with respect to any Person at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under Capital Leases, (vi) all Debt of others for the payment of which such Person is responsible or liable as obligor or guarantor and (vii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as depository by the Company in or pursuant to this Indenture, and, unless otherwise provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "Depository" shall mean, with respect to any Securities, the depository which has been appointed with respect to such Securities.

         "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

         "Domestic Significant Subsidiary" means, as of any date of determination, a Significant Subsidiary (1) that is organized under the laws of the United States of America or any state thereof or the District of Columbia and (2) the majority of the assets of which (as reflected on a balance sheet of such Subsidiary prepared in accordance with GAAP) is located in the United States of America.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto, in each case as amended from time to time.

         "Foreign Currency" means any currency, currency unit or composite currency issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such government.

         "GAAP" and "generally accepted accounting principles" mean, unless otherwise specified with respect to any series of Securities issued under this Indenture pursuant to Section 301, such accounting principles as are generally accepted in the United States of America as of the date or time of any computation required hereunder; provided that, notwithstanding the foregoing, the term "generally accepted accounting principles", as used in Article Seventeen and Article Eighteen and in the definition of "Capital Lease", means generally accepted accounting principles as in effect and implemented by the Company from time to time.

         "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or any premium or interest on the relevant Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

         "Guarantee" or "Guarantees" means, with respect to any Guarantor, or Guarantors, the guarantee or guarantees, as the case may be, of such Guarantor or Guarantors, as the case may be, set forth in Article Sixteen.

         "Guaranteed Obligations" has the meaning specified in Section 1601.

         "Guarantor" or "Guarantors" means (1) KB HOME Phoenix Inc., an Arizona corporation, KB HOME Coastal Inc., a California corporation, KB HOME North Bay Inc., a California corporation, KB HOME South Bay Inc., a California corporation, KB HOME Greater Los Angeles Inc., a California corporation, KB HOME Colorado Inc., a Colorado corporation, KB HOME Nevada Inc., a Nevada corporation, and KB HOME Lone Star LP, a Texas limited partnership; and (2) any Person that becomes a guarantor of Securities under this Indenture pursuant to
Section 1614 or otherwise enters into a supplemental indenture pursuant to which such Person becomes a guarantor of Securities under this Indenture, but excluding, in each case, any Person whose Guarantee has been released pursuant to this Indenture. If a successor Person replaces any of the Guarantors named in clause (1) of the preceding sentence in accordance with the provisions of this Indenture, the term "Guarantor" shall thereafter include such successor instead of the Guarantor originally named in such clause (1).

         "Guarantor's Board of Directors" means, with respect to any Guarantor, the board of directors of such Guarantor or any committee of that board duly authorized to act generally or in any particular respect for such Guarantor hereunder or, if such Guarantor is not a corporation, the governing body that controls the management and policies of such Guarantor, or, if such Guarantor is a partnership or limited liability company, the governing body that controls the management and policies of its direct or indirect general partner or managing member, as the case may be, or in each case any committee of any such governing body duly authorized to act generally or in any particular respect for such Guarantor hereunder.

         "Guarantor's Board Resolution" means, with respect to any Guarantor, a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company or such Guarantor (or, if such Guarantor does not have a Secretary or an Assistant Secretary, by an appropriate officer of such Guarantor or, if such Guarantor is a partnership or limited liability company, the Secretary, Assistant Secretary or other appropriate officer of the direct or indirect general partner or managing member, as the case may be, of such Guarantor) to have been duly adopted by such Guarantor's Board of Directors and to be in full force and effect on the date such certification is delivered to the Trustee. In the event that any provision of this Indenture shall call for the delivery of a Board Resolution and one or more Guarantor's Board Resolutions or for the delivery of two or more Guarantor's Board Resolutions in connection with any matter, then it shall not be necessary that the Company and all such Guarantors, as the case may be, deliver separate certified resolutions but, instead, such certifications and resolutions may be combined into a single document.

         "Guarantor's Officers' Certificate" means, with respect to any Guarantor, a certificate signed by any two officers of such Guarantor that complies with the requirements of Section 314(e) of the Trust Indenture Act. In the event that any provision of this Indenture shall call for the delivery of an Officers' Certificate and one or more Guarantor's Officers' Certificates or for the delivery of two or more Guarantor's Officers' Certificates in connection with any matter, then it is not necessary that the Company and all such Guarantors, as the case may be, deliver separate certificates but, instead, such certificates may be combined into a single document.

         "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order, as the case may be, signed in the name of a Guarantor by two of its officers or, if such Guarantor is a partnership or limited liability company, by two officers of its direct or indirect general partner or managing member, as the case may be, and delivered to the Trustee.

         "Guarantor Senior Indebtedness" has the meaning specified in Section 1801.

          "Holder", in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

          "incur" means, as used in Article Seventeen and Article Eighteen and in any defined terms defined expressly for use in Article Seventeen or Article Eighteen, to, directly or indirectly, create, incur, issue, assume, guarantee, extend the maturity of or in any other manner become liable with respect to, or otherwise become responsible for the payment of any Debt.

         "Indebtedness" means without duplication, with respect to any Person,
(1) any liability of such Person (a) for borrowed money, or (b) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (c) for the payment of money relating to a Capitalized Lease Obligation, or (d) for all Redeemable Capital Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (2) any liability of others described in the preceding clause (1) that such Person has guaranteed or that is otherwise its legal liability; (3) all Indebtedness referred to in (but not excluded from) clauses (1) and (2) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Security Interest upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (4) any amendment, supplement, modification, deferral, renewal, extension, refinancing or refunding of any liability of the types referred to in clauses (1), (2) and
(3) above.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof); provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of those particular series of Securities for which such Person is Trustee established pursuant to Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "interest", with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Judgment Currency" has the meaning specified in Section 116.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or other similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including, without limitation, any conditional sale or other title retention agreement and any lease in the nature thereof, any option or other agreement to sell, and any filing of, or agreement to give, any financing statement under the Uniform Commercial Code (or equivalent statute) of any jurisdiction).

         "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture or such Security, whether at the Stated Maturity or by declaration of acceleration, upon redemption at the option of the Company, upon repurchase or repayment at the option of the Holder or otherwise, and includes a Redemption Date for such Security and a date fixed for the repurchase or repayment of such Security at the option of the Holder.

         "New York Banking Day" has the meaning specified in Section 116.

         "Non-Recourse Indebtedness" means Indebtedness secured by a Security Interest in or on property to the extent that the liability for such Indebtedness (and any premium, if any, and interest thereon) is limited to the security of such property without liability on the part of the Company or any of its Subsidiaries for any deficiency, including liability by reason of any agreement by the Company or any of its Subsidiaries to provide additional capital or maintain the financial condition of or otherwise support the credit of the Person incurring such Indebtedness, but provided that obligations or liabilities of the Company or its Subsidiaries solely for indemnities, covenants or breaches of warranties, representations or covenants in respect of any Indebtedness will not prevent such Indebtedness from being classified as Non-Recourse Indebtedness.

         "Office" or "Agency", with respect to any Securities, means an office or agency of the Company maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

         "officer" means, with respect to any Person that is not a corporation, any officer of such Person or, if such Person does not have the requisite officer contemplated by this Indenture, any other employee of such Person whose responsibilities are generally similar to those of such officer of a corporation and, in the case of a partnership or limited liability company, also includes an officer of its direct or indirect general partner or managing member, as the case may be.

         "Officers' Certificate" means a certificate signed by the Chairman, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or a Guarantor or other counsel who shall be reasonably acceptable to the Trustee, that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

         "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for an amount less than the principal face amount thereof to be due and payable upon declaration of acceleration pursuant to
Section 502.

         "Outstanding", when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) any such Security theretofore cancelled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

                  (b) any such Security for whose payment at the Maturity thereof money in the necessary amount (or, to the extent that such Security is payable at such Maturity in shares of Common Stock or other securities or property, Common Stock or such other securities or property in the necessary amount, together with, if applicable, cash in lieu of fractional shares or securities) has been theretofore deposited pursuant hereto (other than pursuant to Section 402) with the Trustee or any Paying Agent (other than the Company or a Guarantor) in trust or set aside and segregated in trust by the Company or a Guarantor (if the Company shall act as its own, or authorizes a Guarantor to act as, Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (c) any such Security with respect to which the Company has effected defeasance or covenant defeasance pursuant to Section 402, except to the extent provided in Section 402;

                  (d)      any such Security which has been paid pursuant to
                           Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company; and

                  (e) any such Security converted or exchanged as contemplated by this Indenture into Common Stock or other securities or property, if the terms of such Security provide for such conversion or exchange pursuant to Section 301;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of a Security denominated in a Foreign Currency that may be counted in making such determination and that shall be deemed Outstanding for such purposes shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities owned by the Company or a Guarantor or any other obligor upon the Securities or any of the Guarantees or any Affiliate of the Company or a Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and
(B) that the pledgee is not the Company or a Guarantor or any other obligor upon the Securities or any Coupons appertaining thereto or any of the Guarantees or an Affiliate of the Company or a Guarantor or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Company.

         "Person" and "person" mean any individual, Corporation, joint venture, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. Notwithstanding the foregoing provisions of this paragraph, the term "Person", as used in Article Seventeen and Article Eighteen, in the definitions of "Capital Lease", "Debt" and "Trade Payables" and in the proviso to the definitions of "Capital Stock", "Common Stock" and "Subsidiary", means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security are payable as provided in or pursuant to this Indenture or such Security.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same indebtedness as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

         "principal", whenever used, in Article Seventeen and Article Eighteen and in any defined terms defined for use in Article Seventeen or Article Eighteen, with reference to the Securities or any portion thereof, shall be deemed to include "and premium, if any".

         "Redeemable Capital Stock" means any Capital Stock of any Person that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (1) is required or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final stated maturity of the Securities of any series Outstanding under this Indenture, or (2) is redeemable at the option of the holder thereof at any time prior to such final stated maturity or (3) is convertible into or exchangeable for debt securities at any time prior to such final stated maturity.

         "Redemption Date", with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

         "Redemption Price", with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

         "Registered Security" means any Security established pursuant to
Section 201 which is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the record date for the payment of such interest.

         "Required Currency" has the meaning specified in Section 116.

         "Responsible Officer" means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer or employee of the Trustee to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject. Notwithstanding the foregoing, the term "Responsible Officer", as used in Article Seventeen and Article Eighteen and in any defined terms defined expressly for use in

Article Seventeen or Article Eighteen, when used with respect to the Trustee means the chairman of its board of directors, any vice chairman of its board of directors, the chairman of its trust committee, the chairman of its executive committee, any vice chairman of its executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor thereto, in each case as amended from time to time.

         "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities", with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Security Interest" means any mortgage, pledge, lien, encumbrance or other security interest.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" has the meaning specified in Section 1701.

         "Significant Subsidiary" means any Subsidiary that is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation S-X was in effect on June 1, 1996).

         "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

         "Subject Notes" means, with respect to any series of Securities, (1) Securities of any series and (2) the Company's 8-5/8% Senior Subordinated Notes due 2008, 7-3/4% Senior Subordinated Notes due 2010 and 9-1/2% Senior Subordinated Notes due 2011, or any of the foregoing.

         "Subsidiary" means any (1) corporation the majority of the Common Stock of which is owned, directly or indirectly, by the Company or one or more of its Subsidiaries and (2) entity other than a corporation the majority of the Common Stock of which is owned, directly or indirectly, by the Company or one or more of its Subsidiaries; provided that, notwithstanding the foregoing, the term "Subsidiary", as used in Article Seventeen and Article Eighteen and in the definitions of "Senior Indebtedness" and "Guarantor Senior Indebtedness", of any Person means: (1) any corporation at least a majority of the aggregate voting power of the Common Stock of which is owned by such Person, directly or through one or more other Subsidiaries of such Person, and (2) any entity other than a corporation at least a majority of the Common Stock of which is owned by such Person, directly or through one or more other Subsidiaries of such Person.

         "Substitute Credit Facility" means any credit facility (as the same may be amended, supplemented or modified from time to time) of the Company which is created subsequent to December 18, 2003 and which replaces all or part of the Credit Facility or a Substitute Credit Facility (and which may provide for an increase in the amount of credit available thereunder), so long as the Company is a borrower under such Substitute Credit Facility.

         "Trade Payables" means, with respect to any Person, accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed by such Person in the ordinary course of business in connection with the obtaining of materials or services.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

         "United States" means the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and the term "United States of America" means the United States of America.

         "United States Alien", except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

         "Vice President", when used with respect to the Company, any Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

         Section 102. Compliance Certificates and Opinions.

         Except as otherwise expressly provided in or pursuant to this Indenture, upon any application or request by the Company or a Guarantor to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Section 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or a Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or such Guarantor, a governmental official or officers or any other Person or Persons, stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor unless such counsel knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

         Section 104. Acts of Holders.

         (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company and/or the Guarantors. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee, the Company and the Guarantors and any agent of the Trustee, the Company or any Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

         Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depository that is a Holder of a global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture or the Securities to be made, given or taken by Holders, and a Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such Depository's standing instructions and customary practices.

         (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (3) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

         (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Company and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Company and the Trustee to be satisfactory. The Trustee, the Company and the Guarantors may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company, and the Trustee deem sufficient.

         (5) If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such Act is made upon such Security.

         Section 105. Notices, etc. to Trustee, Company and Guarantors.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder, the Company or a Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company or a Guarantor by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or to such Guarantor in care of the Company, as the case may be, in each case addressed to the attention of the Company's Treasurer at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

         Section 106. Notice to Holders of Securities; Waiver.

         Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

                  (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

                  (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication not later than the latest date prescribed for the giving of such notice.

         In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 107. Language of Notices.

         Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the

Company so elects, any published notice may be in an official language of the country of publication.

         Section 108. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof, such required provision shall control.

         Section 109. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 110. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company or any Guarantor shall bind its successors and assigns, whether so expressed or not.

         Section 111. Separability Clause.

         In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.

         Section 112. Benefits of Indenture.

         Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto, the holders of Senior Indebtedness or Guarantor Senior Indebtedness, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 113. Governing Law.

         This Indenture, the Securities, the Guarantees and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State.

         Section 114. Legal Holidays.

         Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Stated Maturity or Maturity of, or any other day on which a payment is due with respect to, any Security shall be a day which is not a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision in any Security or Coupon or in the Board Resolution, Officers' Certificate or supplemental indenture establishing the terms of any Security that specifically states that such provision shall apply in lieu hereof) payment need not be made at such Place of Payment on such date, but such payment may be made on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, at the Stated Maturity or Maturity or on any such other payment date, as the case may be, and no interest shall accrue on the amount so payable on such date or at such time for the period from and after such Interest Payment Date, Stated Maturity, Maturity or other payment date, as the case may be, to the next succeeding Business Day.

         Section 115. Counterparts.

         This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 116. Judgment Currency.

         The Company and the Guarantors agree, jointly and severally, to the fullest extent that they may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) their obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments,
(ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed. The provisions of this Section 116 shall not be applicable with respect to any payment due on a Security which is payable in Dollars.

         Section 117. Extension of Payment Dates.

         In the event that (i) the terms of any Security or Coupon appertaining thereto established in or pursuant to this Indenture permit the Company or any Holder thereof to extend the date on which any payment of principal of, or premium, if any, or interest, if any, on, or Additional Amounts, if any, with respect to such Security or Coupon is due and payable and (ii) the due date for any such payment shall have been so extended, then all references herein to the Stated Maturity of such payment (and all references of like import) shall be deemed to refer to the date as so extended.

         Section 118. Immunity of Stockholders, Directors, Officers and Agents of the Company.

         No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder (unless such stockholder is itself the Company or a Guarantor), employee, officer or director, as such, of the Company, any Guarantor or of any predecessor or successor, either directly or through the Company or any Guarantor or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

                                   ARTICLE TWO

                                SECURITIES FORMS

         Section 201. Forms Generally.

         Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officer of the Company executing such Security or Coupon as evidenced by the execution of such Security or Coupon.

         Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons.

         Definitive Securities and definitive Coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officer of the Company executing such Securities or Coupons, as evidenced by the execution of such Securities or Coupons.

         Section 202. Form of Trustee's Certificate of Authentication.

         Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                 [_________],
                                   as Trustee

                                 By: _________________________________________
                                      Authorized Signatory

         Section 203. Securities in Global Form.

         Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in global form. If Securities of a series shall be issuable in temporary or permanent global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon or reflected on the books and records of the Trustee and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or pursuant to Section 301 with respect to such Security or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the Person or Persons specified therein or pursuant to Section 301 with respect to such Security or in the applicable Company Order. If a Company Order pursuant to
Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel. Notwithstanding the foregoing provisions of this paragraph, in the event a global Security is exchangeable for definitive Securities as provided in Section 305, then, unless otherwise provided in or pursuant to this Indenture with respect to the Securities of such series, the Trustee shall deliver and redeliver such global Security to the extent necessary to effect such exchanges, shall endorse such global Security to reflect any decrease in the principal amount thereto resulting from such exchanges and shall take such other actions, all as contemplated by Section 305.

         Notwithstanding the provisions of Section 307, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a global Security (i) in the case of a global Security in registered form, the Holder of such global Security in registered form, or (ii) in the case of a global Security in bearer form, the Person or Persons specified pursuant to Section 301.

                                  ARTICLE THREE

                                 THE SECURITIES

         Section 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

         With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to one or more Board Resolutions and set forth in an Officers' Certificate (in which case each Guarantor shall deliver a Guarantor's Board Resolution and a Guarantor's Officers' Certificate wherein such Guarantor shall approve the issuance, form and terms of such Securities and shall confirm its Guarantee of such Securities and any Coupons appertaining thereto and all related Guaranteed Obligations), or established in one or more indentures supplemental hereto, prior to the issuance of any Securities of a series,

                  (1) the title of the Securities of such series;

                  (2) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 905 or 1107, upon repayment in part of any Security of such series pursuant to Article Thirteen or upon surrender in part of any Security for conversion or exchange into Common Stock or other securities or property pursuant to its terms), and if such series may be reopened from time to time for the issuance of additional Securities of such series or to establish additional terms of such series;

                  (3) if such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

                  (4) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and
         (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305, (iii) the name of the Depository with respect to any such global Security and
         (iv) if applicable and in addition to the Persons specified in Section 305, the Person or Persons who shall be entitled to make any endorsements on any such global Security and to give the instructions and take the other actions with respect to such global Security contemplated by the first paragraph of Section 203;

                  (5) if any of such Securities are to be issuable as Bearer Securities, the date as of which any such Bearer Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

                  (6) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

                  (7) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal and premium, if any, of such Securities is payable;

                  (8) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                  (9) if in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer or exchange, any of such Securities may be surrendered for conversion or exchange and notices or demands to or upon the Company in respect of such Securities and this Indenture may be served;

                  (10) whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

                  (11) if the Company is obligated to redeem or purchase any of such Securities pursuant to any sinking fund or analogous provision or at the option of any Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

                  (12) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of $5,000;

                  (13) whether the Securities of the series will be convertible into and/or exchangeable for Common Stock or other securities or property, and if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

                  (14) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 502 or the method by which such portion is to be determined;

                  (15) if other than Dollars, the Foreign Currency in which payment of the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities shall be payable;

                  (16) if the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

                  (17) if the amount of payments of principal of, any premium or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

                  (18) any deletions from, modifications of or additions to the Events of Default or covenants of the Company or the Guarantors with respect to any of such Securities or related Guarantees (whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein), and if Section 1008 shall be applicable with respect to any such additional covenants;

                  (19) if any one or more of Section 401 relating to satisfaction and discharge, Section 402(2) relating to defeasance or
         Section 402(3) relating to covenant defeasance shall not be applicable to the Securities of such series, and any covenants in addition to or other than those specified in Section 402(3) relating to the Securities of such series which shall be subject to covenant defeasance, and, if the Securities of such series are subject to repurchase or repayment at the option of the Holders thereof pursuant to Article Thirteen, if the Company's obligation to repurchase or repay such Securities will be subject to satisfaction and discharge pursuant to Section 401 or to defeasance or covenant defeasance pursuant to Section 402, and, if the Holders of such Securities have the right to convert or exchange such Securities into Common Stock or other securities or property, if the right to effect such conversion or exchange will be subject to satisfaction and discharge pursuant to
         Section 401 or to defeasance or covenant defeasance pursuant to Section 402, and any deletions from, or modifications or additions to, the provisions of Article Four (including any modification which would permit satisfaction and discharge, defeasance or covenant defeasance to be effected with respect to less than all of the outstanding Securities of such series) in respect of the Securities of such series;

                  (20) if any of such Securities are to be issuable upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered;

                  (21) if any of such Securities are issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

                  (22) whether and under what circumstances the Company will pay Additional Amounts on such Securities to any holder who is a United States Alien in respect of any tax, assessment or other government charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts, and any similar provisions that may be applicable with respect to payments made by the Guarantors;

                  (23) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities;

                  (24) the Person to whom any interest on any Registered Security of such series shall be payable, if other than the Person in whose name the Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of such series shall be payable, if other than upon presentation and surrender of the Coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security will be paid if other than in the manner provided in this Indenture;

                  (25) any transfer restrictions applicable to the Securities of the series; and

                  (26) any other terms of such Securities or the related Guarantees and any deletions from or modifications or additions to this Indenture in respect of such Securities.

         All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate of interest, or method of determining the rate of interest, if any, Maturity, and the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Board Resolution, Officers' Certificate or supplemental indenture, as the case may be, pertaining to such series of Securities (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Board Resolution, Officers' Certificate or supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Board Resolution, Officers' Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, if so provided by the Company as contemplated by this Section 301, a series may be reopened from time to time without the consent of any Holders for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

         If any of the terms of the Securities of any series shall be established by action taken by or pursuant to one or more Board Resolutions, such Board Resolutions and the related Guarantor's Board Resolutions and Guarantor's Officers' Certificates shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

         Section 302. Currency; Denominations.

         Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities and all amounts payable by the Guarantors pursuant to their Guarantees shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

         Section 303. Execution, Authentication, Delivery and Dating.

         Securities shall be executed on behalf of the Company by its Chairman, its President or one of its Vice Presidents and by its Treasurer, one of its Assistant Treasurers, its Secretary or one of its Assistant Secretaries and may (but need not) have its corporate seal or a facsimile thereof reproduced thereon. Coupons shall be executed on behalf of the Company by the

Chairman, the President or any Vice President of the Company. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

         Securities and any Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall, to the fullest extent permitted by law, bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or Coupons.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication and, provided that the Board Resolution and Officers' Certificate (together with the related Guarantor's Board Resolutions and Guarantor's Officers' Certificates) or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon an Opinion of Counsel to the following effect, which Opinion of Counsel may contain such assumptions, qualifications and limitations as such counsel shall deem appropriate:

                  (a) the form or forms and terms of such Securities and Coupons, if any, have been established in conformity with Sections 201 and 301 of this Indenture; and

                  (b) all conditions precedent set forth in Sections 201, 301 and 303 of this Indenture to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto have been complied with and that such Securities, and Coupons, when completed by appropriate insertions (if applicable), executed by duly authorized officers of the Company, delivered by duly authorized officers of the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture, including the Guarantees.

         If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such opinion, with such modifications as counsel shall deem appropriate, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate Securities of such series for original issue will be deemed to be a joint and several certification by the Company and the Guarantors that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

         The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

         Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

         No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 611 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized signatories. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306 or 307 or as may otherwise be provided in or pursuant to this Indenture, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and cancelled.

         Section 304. Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions set forth in this Indenture or the provisions established pursuant to Section 301, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. Except as otherwise provided in or pursuant to this Indenture, after the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Except as otherwise provided in or pursuant to this Indenture, upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the

Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Section 305. Registration, Transfer and Exchange.

         With respect to the Registered Securities of each series, if any, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for such series in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series. Such Office or Agency shall be the "Security Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the initial Security Registrar for each series of Securities shall be as specified in the last paragraph of Section 1002. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

         Except as otherwise provided in or pursuant to this Indenture, upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

         Except as otherwise provided in or pursuant to this Indenture, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

         If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered

Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

         Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, the global Securities of any series shall be exchangeable for definitive certificated Securities of such series only if (i) the Depository for such global Securities notifies the Company that it is unwilling or unable to continue as a Depository for such global Securities or at any time the Depository for such global Securities ceases to be a clearing agency registered as such under the Exchange Act, if so required by applicable law or regulation, and no successor Depository for such Securities shall have been appointed within 90 days of such notification or of the Company becoming aware of the Depository's ceasing to be so registered, as the case may be, (ii) the Company, in its sole discretion, determines that the Securities of such series shall no longer be represented by one or more global Securities and executes and delivers to the Trustee a Company Order to the effect that such global Securities shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to such Securities.

         If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i), (ii) or (iii) of the preceding paragraph, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the Depository (or its custodian) as shall be specified in the Company Order with respect thereto (which the Company agrees to deliver), and in accordance with instructions given to the Trustee and the Depository (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged, which (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, and which shall be in such denominations and, in the case of Registered Securities, registered in such names, as shall be specified by the Depository, but subject to the satisfaction of any certification or other requirements to the issuance of Bearer Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository (or its custodian) or such other Depository (or its custodian) referred to above in accordance with the instructions of the Company referred to above, and the Trustee shall endorse such global Security to reflect the decrease in the principal amount thereof resulting from such exchange. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture, including the Guarantees, as the Securities surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, or any redemption or repayment of Securities, or any conversion or exchange of Securities for other types of securities or property, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 905 or 1107, upon repayment or repurchase in part of any Registered Security pursuant to Article Thirteen, or upon surrender in part of any Registered Security for conversion or exchange into Common Stock or other securities or property pursuant to its terms, in each case not involving any transfer.

         Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before any day of the selection for redemption of Securities of like tenor and terms and of the same series under Section 1103 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered Security, or portion thereof, so selected for redemption, except in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and terms and of the same series, provided that such Registered Security shall be simultaneously surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder pursuant to Article Thirteen and not withdrawn, except the portion, if any, of such Security not to be so repaid.

         Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 306, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

         If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

         Notwithstanding the foregoing provisions of this Section 306, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in
Section 1002, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security, with any Coupons appertaining thereto issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Company, whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture, including the Guarantees, equally and proportionately with any and all other Securities of such series and any Coupons, if any, duly issued hereunder.

         The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall (to the extent lawful) be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

         Section 307. Payment of Interest and Certain Additional Amounts; Rights
                      to Interest and Certain Additional Amounts Preserved.

         Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. Unless otherwise provided in or pursuant to this Indenture, in case a Bearer Security is surrendered in exchange for a Registered Security after the close of business at an Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan,

         The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series, at the option of the Company, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States of America.

         Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 308. Persons Deemed Owners.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the absolute owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and none of the Company, a Guarantor, the Trustee or any agent of the Company, a Guarantor or the Trustee shall be affected by notice to the contrary.

         The Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and none of the Company, a Guarantor, the Trustee or any agent of the Company, a Guarantor or the Trustee shall be affected by notice to the contrary.

         No owner of any beneficial interest in any global Security registered in the name of a Depository or its nominee shall have any rights under this Indenture with respect to such global Security, and such Depository or its nominee, as the case may be, may be treated by the Company, the Guarantors, the Trustee, and any agent of the Company, a Guarantor or the Trustee as the owner and Holder of such global Security for all purposes whatsoever. None of the Company, the Guarantors, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Notwithstanding the foregoing, nothing herein shall prevent the Company, a Guarantor, the Trustee, any Paying Agent or the Security Registrar from giving effect to any written certification, proxy or other authorization furnished by the applicable Depository, as a Holder, with respect to a global Security or impair, as between such Depository and the owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such Depository (or its nominee) as the Holder of such global Security.

         Section 309. Cancellation.

         All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All cancelled Securities and Coupons held by the Trustee shall be destroyed by the Trustee in accordance with its customary procedures, unless by a Company Order the Company directs their return to it.

         Section 310. Computation of Interest.

         Except as otherwise provided in or pursuant to this Indenture or in the Securities of any series, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

`                                  ARTICLE FOUR

                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 401. Satisfaction and Discharge.

         Unless, pursuant to Section 301, the provisions of this Section 401 shall not be applicable with respect to the Securities of any series, upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order and any Coupons appertaining thereto, and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

                  (1)      either

                           (a) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1106, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (b) all Securities of such series and, in the case of (i) or (ii) below, if applicable, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                                    (i)      have become due and payable, or

                                    (ii)     will become due and payable at
                           their Stated Maturity within one year, or

                                    (iii)    if redeemable at the option of the
                           Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and, to the extent that the Securities of such series provide for the payment of Additional Amounts thereon and the amount of any such Additional Amounts which are or will be payable with respect to the Securities of such series is at the time of deposit determinable by the Company (in the exercise by the Company of its reasonable discretion), any Additional Amounts with respect to, such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company or any of the Guarantors with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel and each Guarantor has delivered to the Trustee a Guarantor Officers' Certificate, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

         In the event there are Securities of two or more series Outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company and the Guarantors to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Company, the Guarantors and the Trustee with respect to the Securities of such series under Sections 305, 306, 403, 404, 1002, 1003 and, if applicable to the Securities of such series, 1004 (including, without limitation, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1004, but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to
Section 401(1)(b)), any rights of Holders of the Securities of such series (unless otherwise provided pursuant to Section 301 with respect to the Securities of such series) to require the Company to repurchase or repay, and (unless otherwise so provided pursuant to Section 301) the obligations of the Company to repurchase or repay, such Securities at the option of the Holders pursuant to Article Thirteen hereof, and any rights of Holders of the Securities of such series (unless otherwise provided pursuant to Section 301 with respect to the Securities of such series) to convert or exchange, and (unless otherwise so provided pursuant to Section 301) the obligations of the Company to convert or exchange, such Securities into Common Stock or other securities or property, shall survive and, to the extent that any of such surviving rights or obligations shall constitute Guaranteed Obligations or shall otherwise have been guaranteed by the Guarantors pursuant to Article Sixteen, the Guarantees and other provisions of Article Sixteen shall, solely insofar as they relate to such surviving rights and obligations, also survive.

         Section 402. Defeasance and Covenant Defeasance.

         (1) Unless, pursuant to Section 301, either or both of (i) defeasance of the Securities of or within a series under clause (2) of this
Section 402 or (ii) covenant defeasance of the Securities of or within a series under clause (3) of this Section 402 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 402 (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of or within such series and any Coupons appertaining thereto, elect to have Section 402(2) or Section 402(3) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Section 402. Unless otherwise specified pursuant to Section 301 with respect to the Securities of any series, defeasance under clause (2) of this Section 402 and covenant defeasance under clause (3) of this Section 402 may be effected only with respect to all, and not less than all, of the Outstanding Securities of any series. To the extent that the terms of any Security or Coupon appertaining thereto established in or pursuant to this Indenture permit the Company or any Holder thereof to extend the date on which any payment of principal of, or premium, if any, or interest, if any, on, or Additional Amounts, if any, with respect to such Security or Coupon is due and payable, then unless otherwise provided pursuant to Section 301, the right to extend such date shall terminate upon defeasance or covenant defeasance, as the case may be.

         (2) Upon the Company's exercise of the above option applicable to this Section 402(2) with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto on the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (5) of this Section 402 and the other Sections of this Indenture referred to in clauses (i) through (iv) of this paragraph, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely (except as provided in clause
(ii) below) from the trust fund described in clause (4)(a) of this Section 402 and as more fully set forth in this Section 402 and 403, payments in respect of the principal of (and premium, if any) and interest, if any, on, and Additional Amounts, if any, with respect to, such Securities and any Coupons appertaining thereto when such payments are due, (ii) the obligations of the Company, the Guarantors and the Trustee with respect to such Securities under Sections 305, 306, 1002, 1003 and, if applicable to the Securities of such series, 1004 (including, without limitation, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1004, but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to clause (4)(a) of this Section 402)), any rights of Holders of such Securities (unless otherwise provided pursuant to Section 301 with respect to the Securities of such series) to require the Company to repurchase or repay, and (unless otherwise so provided pursuant to Section 301) the obligations of the Company to repurchase or repay, such Securities at the option of the Holders pursuant to Article Thirteen hereof, and any rights of Holders of such Securities (unless otherwise provided pursuant to Section 301 with respect to the Securities of such series) to convert or exchange, and (unless otherwise so provided pursuant to Section 301) the obligations of the Company to convert or exchange, such Securities into Common Stock or other securities or property, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 402 and Sections 403 and 404. Upon any defeasance of the Securities of any series pursuant to this Section 402(2), the Guarantors will be released from their Guarantees of the Securities of such series and any Coupons appertaining thereto except to the extent that any of the surviving provisions referred to in any of clauses (i) through (iv) of the immediately preceding sentence shall constitute Guaranteed Obligations or shall otherwise have been guaranteed by the Guarantors pursuant to Article Sixteen, the Guarantees and other provisions of Article Sixteen shall, solely insofar as they relate to such surviving provisions, also survive. The Company may exercise its option under this Section 402(2) notwithstanding the prior exercise of its option under Section 402(3) with respect to such Securities and any Coupons appertaining thereto.

         (3) Upon the Company's exercise of the above option applicable to this Section 402(3) with respect to any Securities of or within a series, the Company shall be released from its obligations under clauses (ii) and (iii) of
Section 1005 and under Sections 1006 and 1007 and, to the extent specified pursuant to Section 301, any other covenant applicable to such Securities with respect to such Securities and any Coupons appertaining thereto on and after the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that with respect to such Outstanding Securities and any Coupons appertaining thereto, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or any such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or 501(9) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto shall be unaffected thereby.

         (4)      The following shall be the conditions to application of clause
(2) or (3) of this Section 402 to any Outstanding Securities of or within a series and any Coupons appertaining thereto:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Section 402 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in Dollars or in such Foreign Currency in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity or, if such defeasance or covenant defeasance is to be effected in compliance with subsection (f) below, on the relevant Redemption Date, as the case may be, or (2) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity or, if such defeasance or covenant defeasance is to be effected in compliance with subsection (f) below, on the relevant Redemption Date, as the case may be) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on, and, to the extent that such Securities provide for the payment of Additional Amounts thereon and the amount of any such Additional Amounts which are or will be payable with respect to the Securities of such series is at the time of deposit determinable by the Company (in the exercise by the Company of its reasonable discretion), any Additional Amounts with respect to, such Outstanding Securities and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest or the applicable Redemption Date, as the case may be, and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

                  (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound.

                  (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit into trust, and, solely in the case of defeasance under Section 402(2), no Event of Default with respect to such Securities and any Coupons appertaining thereto under clause (6) or (7) of Section 501 or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto under clause (6) or (7) of Section 501 shall have occurred and be continuing at any time during the period ending on and including the 91st day after the date of such deposit (it being understood that this condition to defeasance under Section 402(2) shall not be deemed satisfied until the expiration of such period).

                  (d) In the case of defeasance pursuant to Section 402(2), the Company shall have delivered to the Trustee an opinion of independent counsel reasonably acceptable to the Trustee stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in applicable federal income tax law, in either case to the effect that, and based thereon such opinion of independent counsel shall confirm that, the Holders of such Outstanding Securities of such series and any Coupons appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred; or, in the case of covenant defeasance pursuant to Section 402(3), the Company shall have delivered to the Trustee an opinion of independent counsel reasonably acceptable to the Trustee to the effect that the Holders of such Outstanding Securities of such series and any Coupons appertaining thereto will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (e) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance, as the case may be, under this Indenture have been complied with.

                  (f) No event or condition shall exist that, pursuant to the provisions of Article Seventeen or Article Eighteen, would prevent the Company, or with notice or lapse of time or both would prevent the Company, from making payments of the principal of, or premium or interest, if any, on the Securities of such series and Coupons appertaining thereto on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (g) If the monies or Government Obligations or combination thereof, as the case may be, deposited under clause (a) above are sufficient to pay the principal of, and premium, if any, and interest, if any, on and, to the extent provided in such clause (a), Additional Amounts with respect to, such Securities provided such Securities are redeemed on a particular Redemption Date, the Company shall have given the Trustee irrevocable instructions to redeem such Securities on such date and to provide notice of such redemption to Holders as provided in or pursuant to this Indenture.

                  (h) Notwithstanding any other provisions of this Section 402(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

         (5) Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively for purposes of this Section 402(5) and Section 403, the "Trustee") pursuant to clause (4)(a) of Section 402 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company, any Guarantor or any Subsidiary or Affiliate of the Company or any Guarantor acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

         Unless otherwise specified in or pursuant to this Indenture or any Securities, if, after a deposit referred to in Section 402(4)(a) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 402(4)(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 402(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on, and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

         The Company and the Guarantors, jointly and severally, shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 402 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

         Anything in this Section 402 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4)(a) of this Section 402 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 402.

         Section 403. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company, any Guarantor or any Subsidiary or Affiliate of the Company or any Guarantor) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, interest and Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

         Section 404. Reinstatement.

         If the Trustee (or other qualifying trustee appointed pursuant to Section 402(4)(a)) or any Paying Agent is unable to apply any moneys or Government Obligations deposited pursuant to Section 401(1) or 402(4)(a) to pay any principal of or premium, if any, or interest, if any, on or Additional Amounts, if any, with respect to the Securities of any series by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantors' obligations under this Indenture (including, without limitation, the Guarantees) and the Securities of such series shall be revived and reinstated as though no such deposit had occurred, until such time as the Trustee (or other qualifying trustee) or Paying Agent is permitted to apply all such moneys and Government Obligations to pay the principal of and premium, if any, and interest, if any, on and Additional Amounts, if any, in respect of the Securities of such series as contemplated by Sections 401 or 402 as the case may be, and Section 403; provided, however, that if the Company or any Guarantor makes any payment of the principal of or premium, if any, or interest if any, on or Additional Amounts, if any, in respect of the Securities of such series following the reinstatement of its obligations as aforesaid, the Company or such Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the funds held by the Trustee (or other qualifying trustee) or Paying Agent.

                                  ARTICLE FIVE

                                    REMEDIES

         Section 501. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such series pursuant to this Indenture:

                  (1) default in the payment of any interest on, or any Additional Amounts payable in respect of any interest on, any of the Securities of such series or any Coupon appertaining thereto when such interest or such Additional Amounts, as the case may be, become due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of any principal of, or premium, if any, on, or any Additional Amounts payable in respect of any principal of or premium, if any, on, any of the Securities of such series when due (whether at Stated Maturity, upon redemption at the option of the Company, upon repayment or repurchase at the option of the Holder or otherwise and whether payable in cash or in shares of Common Stock or other securities or property); or

                  (3) default in the deposit of any sinking fund payment or payment under any analogous provision when due with respect to any of the Securities of such series; or

                  (4) default by the Company or any Guarantor in the performance of, or breach of, any covenant or warranty of the Company or such Guarantor, as the case may be, in this Indenture, or any Security of such series (other than a covenant or warranty for which the consequences of breach or nonperformance are addressed elsewhere in this Section 501 or a covenant or warranty which has expressly been included in this Indenture, whether or not by means of a supplemental indenture, solely for the benefit of Securities of a series other than such series) and continuance of such default or breach (without such default or breach having been waived in accordance of the provisions of this Indenture) for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default under any mortgage, indenture or other instrument or agreement under which there may be issued or by which there may be secured or evidenced any Indebtedness (other than Non-Recourse Indebtedness) of the Company or any Significant Subsidiary, whether such Indebtedness existed on the date of this Indenture or shall be created thereafter, if (a) such default results from the failure to pay any such Indebtedness when due (provided that no such failure to pay Indebtedness when due shall be deemed to have occurred so long as the Company or such Significant Subsidiary, as the case may be, shall be contesting whether such Indebtedness is due in good faith by appropriate proceedings) or as a result of such default the maturity of such Indebtedness has been accelerated prior to its expressed maturity and (b) the sum of (x) the principal amount of such Indebtedness plus (y) the aggregate principal amount of all other such Indebtedness in default for failure to pay any such Indebtedness when due or the maturity of which has been so accelerated, equals $20,000,000 or more, individually, or $40,000,000 or more, in the aggregate, without such Indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 30 days after notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series;

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal, State or foreign law, or appointing a custodian, receiver, conservator, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Significant Subsidiary, and the continuance of any such decree or order for relief unstayed and in effect for a period of 60 consecutive days; or

                  (7) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal, State or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal, State or foreign law, or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, conservator, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

                  (8) the Guarantee of any Guarantor ceases to be in full force and effect (other than by reason of the release of such Guarantor in accordance with the terms of this Indenture) or is declared by a court or governmental authority of competent jurisdiction to be null and void or unenforceable or the Guarantee of any Guarantor is found by a court or governmental authority of competent jurisdiction to be invalid or a Guarantor denies its liability under its Guarantee (other than by reason of the release of such Guarantor in accordance with the terms of this Indenture); or

                  (9) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

         Section 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series occurs and is continuing, then either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, and accrued and unpaid interest, if any, thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount, as the case may be, and such accrued and unpaid interest shall become immediately due and payable.

         At any time after Securities of any series have been accelerated but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company or any Guarantor has paid or deposited with the Trustee a sum of money sufficient to pay (or, to the extent that the terms of the Securities of such series established pursuant to
         Section 301 expressly provide for payment to be made in shares of Common Stock or other securities or property, shares of Common Stock or other securities or property, together with cash in lieu of fractional shares or securities, sufficient to pay)

                           (a) all overdue installments of any interest on any Securities of such series and any Coupons appertaining thereto which have become due otherwise than by such declaration of acceleration and any Additional Amounts with respect thereto,

                           (b) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and any Additional Amounts with respect thereto and, to the extent permitted by applicable law, interest thereon at the rate or respective rates, as the case may be, provided for in or with respect to such Securities, or, if no such rate or rates are so provided, at the rate or respective rates, as the case may be, of interest borne by such Securities,

                           (c) to the extent permitted by applicable law, interest upon installments of any interest, if any, which have become due otherwise than by such declaration of acceleration and any Additional Amounts with respect thereto at the rate or respective rates, as the case may be, provided for in or with respect to such Securities, or, if no such rate or rates are so provided, at the rate or respective rates, as the case may be, of interest borne by such Securities, and

                           (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 606; and

                  (2) all Events of Default with respect to Securities of such series other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513.

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

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 503. Collection of Indebtedness and Suits for Enforcement by
                      Trustee.

         The Company covenants that if:

                  (1) default is made in the payment of any interest on, or any Additional Amounts payable in respect of any interest on, any Security or any Coupon appertaining thereto when such interest or Additional Amounts, as the case may be, shall have become due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of any principal of or premium, if any, on, or any Additional Amounts payable in respect of any principal of or premium, if any, on, any Security at its Maturity, or

                  (3) default is made in the deposit of any sinking fund payment when due,

the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of money then due and payable with respect to such Securities and any Coupons appertaining thereto, with interest upon the overdue principal, any premium and, to the extent permitted by applicable law, upon any overdue installments of interest and Additional Amounts at the rate or respective rates, as the case may be, provided for or with respect to such Securities or, if no such rate or rates are so provided, at the rate or respective rates, as the case may be, of interest borne by such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 606.

         If the Company fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any Guarantor or any other obligor upon such Securities and any Coupons appertaining thereto or any Guarantees and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any Guarantor or any other obligor upon such Securities and any Coupons appertaining thereto or any Guarantees, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

         Section 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities or any Guarantees or the property of the Company or any Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or any Guarantor for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons allowed in such judicial proceeding, and

                  (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding.

         Section 505. Trustee May Enforce Claims without Possession of Securities or Coupons.

         All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security or Coupon in respect of which such judgment has been recovered.

         Section 506. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article with respect to the Securities of any series shall, subject to the subordination provisions hereof, be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or any premium, interest or Additional Amounts, upon presentation of such Securities or the Coupons, if any, appertaining thereto, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities and any Coupons for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, interest and Additional Amounts;

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

         Section 507. Limitations on Suits.

         No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the aggregate principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         Section 508. Unconditional Right of Holders to Receive Principal and
                      any Premium, Interest and Additional Amounts.

         Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, and (subject to Sections 305 and 307) interest, if any, on and any Additional Amounts with respect to such Security or such Coupon, as the case may be, on the respective Stated Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment pursuant to Article Thirteen hereof at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due), and to receive any payments required to be made by any Guarantor pursuant to its Guarantee when due, and, in the case of any Security which is convertible into or exchangeable for other securities or property, to convert or exchange, as the case may be, such Security in accordance with its terms, and to institute suit for the enforcement of any such payment and any such right to convert or exchange, and such right shall not be impaired without the consent of such Holder.

         Section 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantors, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

         Section 510. Rights and Remedies Cumulative.

         To the extent permitted by applicable law and except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall, to the extent permitted by applicable law, impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or a Coupon may, to the extent permitted by applicable law, be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

         Section 512. Control by Holders of Securities.

         The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

         Section 513. Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto may waive any past default hereunder with respect to such series and its consequences, except

                  (1) a default in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto, or

                  (2) in the case of any Securities which are convertible into or exchangeable for Common Stock or other securities or property, a default in any such conversion or exchange, or

                  (3) a default in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 514. Waiver of Usury, Stay or Extension Laws.

         Each of the Company and the Guarantors covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or any other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or such Guarantor, as the case may be, from paying all or any portion of the principal of or premium, if any, or interest, if any on or Additional Amounts, if any, with respect to any Securities as contemplated herein and therein, or any amount due under its Guarantee, as applicable, or which may affect the covenants or the performance of this Indenture or the Securities; and each of the Company and the Guarantors (to the extent that it may lawfully do so) expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 515. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and disbursements, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 515 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on or Additional Amounts, if any, with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment at the option of the Holder pursuant to Article Thirteen hereof, on or after the date for repayment) or for the enforcement of the right, if any, to convert or exchange any Security into Common Stock or other securities in accordance with its terms.

                                  ARTICLE SIX

                                   THE TRUSTEE

         Section 601. Certain Rights of Trustee.

         Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Company Request or an Company Order or of a Guarantor mentioned herein shall be sufficiently evidenced by a Guarantor Request or Guarantor Order (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution and any resolution of a Guarantor's Board of Directors may be sufficiently evidenced by a Guarantor's Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or if such matter pertains to a Guarantor, a Guarantor's Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company and the Guarantors, personally or by agent or attorney; and

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 602. Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to
Section 703(3), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), or interest, if any, on, or Additional Amounts or any sinking fund installment with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities and Coupons of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) or 501(9) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         Section 603. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Company and the Guarantors and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

         Section 604. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee, the Company or a Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company and the Guarantors with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

         Section 605. Money Held in Trust.

         Except as provided in Section 403 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

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

         Section 606. Compensation and Reimbursement.

         The Company and the Guarantors jointly and severally agree:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                  (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability, damages, claims or reasonable expenses (including, without limitation, the reasonable fees and disbursements of the Trustee's agents, legal counsel, accountants and experts) incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, or premium or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

         Any compensation or expense incurred by the Trustee after a default specified by Section 501(6) or (7) is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 606 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 606. The provisions of this Section 606 shall, to the extent permitted by law, survive any termination of this Indenture (including, without limitation, termination pursuant to any Bankruptcy Laws) and the resignation or removal of the Trustee.

         Section 607. Corporate Trustee Required; Eligibility.

         (1) There shall at all times be a Trustee hereunder that is a Corporation, organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $50,000,000 subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         (2) [TO BE DELETED OR REVISED AS NECESSARY -- ]The following indenture shall be considered specifically described herein for purposes of clause (i) of the proviso contained in Section 310(b)(1) of the Trust Indenture
Act: the Senior Subordinated Debt Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture dated as of December 18, 2003 and as the same may be further amended or supplemented from time to time, by and between the Company, SunTrust Bank, as successor trustee, and the guarantors referred to therein; and, pursuant to Section 310(b)(1)(C)(i) of the Trust Indenture Act, unless otherwise ordered by the Commission, an event of default by the Company under this Indenture will not disqualify the Trustee under this Indenture because it is a trustee under such other indenture.

         Section 608. Resignation and Removal; Appointment of Successor.

         (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

         (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

         (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company.

         (4)      If at any time:

                  (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

                  (b) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or any such Holder, or

                  (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide

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

Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

         (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         Section 609. Acceptance of Appointment by Successor.

         (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantors and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and

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

deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in
Section 606.

         (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantors, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 606.

         (3) Upon request of any Person appointed hereunder as a successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

         (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

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

         Section 610. Merger, Conversion, Consolidation or Succession to
                      Business.

         Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided that such Corporation shall otherwise be qualified and eligible under this Article), without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any such successor to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities in either its own name or that of its predecessor Trustee.

         Section 611. Appointment of Authenticating Agent.

         The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption, partial repayment, partial conversion or exchange for Common Stock or other securities or property, or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

         Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a Corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

         Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided that such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

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

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

         The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

         If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                             [_____________________],
                                                  As Trustee

                                             By: _______________________________
                                                  As Authenticating Agent

                                             By: _______________________________
                                                  Authorized Signatory

         If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate of the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                 ARTICLE SEVEN

          HOLDERS LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTORS

         Section 701. Company to Furnish Trustee Names and Addresses of Holders.

         In accordance with Section 312(a) of the Trust Indenture Act, the Company and the Guarantors shall furnish or cause to be furnished to the Trustee

                  (1) semi-annually with respect to Securities of each series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or a Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security
Registrar no such list shall be required to be furnished.

         Section 702. Preservation of Information; Communications to Holders.

         The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

         Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company, the Guarantors and the Trustee that none of the Company, the Guarantors, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with
Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

         Section 703. Reports by Trustee.

         (1) Within 60 days after May 15 of each year commencing with the first May 15 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said Sections 313(a) and 313(b)(2) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

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

         (2) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

         (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

         Section 704. Reports by Company and the Guarantors.

         The Company and the Guarantors, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (1) file with the Trustee, within 15 days after the Company or any Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or such Guarantor, as the case may be, may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or such Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company or any Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

                         CONSOLIDATION, MERGER AND SALES

         Section 801. Company or Guarantor May Consolidate, Etc., Only on
                      Certain Terms.

         Neither the Company nor any of the Guarantors shall, in any transaction or series of related transactions, consolidate or merge with or into any other Person or sell, lease, assign, transfer or otherwise convey all or substantially all of its properties and assets to any Person, unless:

                  (1) either (A) the Company or such Guarantor, as the case may be, shall be the continuing Person (in the case of a merger), or
         (B) the successor Person (if other than the Company or such Guarantor, as the case may be) formed by or resulting from the consolidation or merger or to which such properties and assets shall have been sold, leased, assigned, transferred or otherwise conveyed (i) shall be, in the case of a merger, consolidation or other such transaction involving the Company, a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by such successor corporation and the Guarantors and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on, and any Additional Amounts with respect to, all the Outstanding Securities and the due and punctual performance and observance of every obligation in this Indenture and the Outstanding Securities on the part of the Company to be performed or observed, and which supplemental indenture shall provide for conversion or exchange rights in accordance with the provisions of the Outstanding Securities of any series that are convertible or exchangeable into Common Stock or other securities and the affirmation by all of the Guarantors of their Guarantees and other obligations under this Indenture or (ii) shall be, in the case of a merger, consolidation or other such transaction involving a Guarantor, a corporation or other entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and (except in the case of a merger of such Guarantor into, or a sale, lease, assignment, transfer or other conveyance of all or substantially all of such Guarantor's properties and assets to, the Company) shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by such successor corporation or other entity, as the case may be, the Company and the other Guarantors and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual performance and observance of every obligation in this Indenture (including, without limitation, its Guarantee) on the part of such Guarantor to be performed or observed, and which supplemental indenture shall provide for the affirmation by all of the Guarantors of their Guarantees and other obligations under this Indenture;

                  (2) immediately after giving effect to such transaction or transactions, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) either the Company or, in the case of a consolidation, merger or other transaction involving the Company, the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, lease, assignment, transfer or other conveyance and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         For purposes of the foregoing, any sale, lease, assignment, transfer or other conveyance of all or any of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such properties and assets were owned by the Company, would constitute all or substantially all of the Company's properties and assets, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

         Section 802. Successor Person Substituted for Company or Guarantor.

         Upon any consolidation by the Company or any Guarantor with, or any merger of the Company or any Guarantor into, any other Person or any sale, lease, assignment, transfer or other conveyance of all or substantially all of the properties and assets of the Company or any Guarantor to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or to which such sale, lease, assignment, transfer or other conveyance is made shall succeed to, and be substituted for, the Company or (except in the case of a merger of such Guarantor into, or a sale, lease, assignment, transfer or other conveyance of all or substantially all of such Guarantor's properties and assets to, the Company) such Guarantor, as the case may be, and may exercise every right and power of the Company or (except in the case of a merger of such Guarantor into, or a sale, lease, assignment, transfer or other conveyance of all or substantially all of such Guarantor's properties and assets to, the Company) such Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or such Guarantor, as applicable, herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under this Indenture and, in the case of a transaction involving the Company, the Securities and the Coupons, or in the case of a transaction involving a Guarantor, its Guarantee.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         Section 901. Supplemental Indentures without Consent of Holders.

         Without the consent of any Holders of Securities or Coupons, the Company (when authorized by or pursuant to a Board Resolution), the Guarantors (each when authorized by a Guarantor's Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company or a Guarantor as permitted hereunder in the case of a merger, consolidation or sale, lease assignment, transfer or other conveyance of all or substantially all of the properties and assets of the Company or a Guarantor, as the case may be, and the assumption by any such successor of the obligations and covenants of the Company or such Guarantor, as the case may be, contained herein and in the Securities; or

                  (2) to add to the covenants of the Company or a Guarantor for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the

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         Company or a Guarantor with respect to all or any series of Securities issued under this Indenture (as shall be specified in such supplemental indenture or indentures); or

                  (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated or global form; provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto; or

                  (4) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301, including, without limitation, any conversion or exchange provisions applicable to Securities which are convertible into or exchangeable for other securities or property or to make provision so that guarantees, executed on behalf of one or more of the Guarantors, may be endorsed on any Securities and to establish the form of any such guarantee, and any deletions from or additions or changes to this Indenture in connection therewith (provided that any such deletions, additions and changes shall not be applicable to any other series of Securities then Outstanding); or

                  (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

                  (6) to cure any ambiguity or to correct or supplement any provision herein which may be defective or which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto; or

                  (7) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

                  (8) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance, covenant defeasance and/or satisfaction and discharge of any series of Securities pursuant to Article Four; provided that any such action shall not adversely affect the interests of any Holder of a Security of such series and any Coupons appertaining thereto or any other Security or Coupon in any material respect; or

                  (9)      to secure the Securities; or

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

                  (10) to add Guarantors or to evidence the release of any Guarantor in accordance with the provisions of this Indenture; or

                  (11) to qualify or maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (12) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series; or

                  (13) to amend or supplement any provision contained herein or in any supplemental indenture or in any Securities (which amendment or supplement may apply to one or more series of Securities or to one or more Securities within any series as specified in such supplemental indenture or indentures); provided that such amendment or supplement does not apply to any Outstanding Security issued prior to the date of such supplemental indenture and entitled to the benefits of such provision; or

                  (14) in the case of any series of Securities which are convertible into or exchangeable for Common Stock or other securities or property, to safeguard or provide for the conversion or exchange rights, as the case may be, of such Securities in the event of any reclassification or change of outstanding shares of Common Stock or any merger, consolidation, statutory share exchange or combination of the Company with or into another Person or any sale, lease, assignment, transfer, disposition or other conveyance of all or substantially all of the properties and assets of the Company to any other Person or other similar transactions, if expressly required by the terms of such series of Securities established pursuant to Section 301.

         Section 902. Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by an Act of said Holders delivered to the Company, the Guarantors and the Trustee, the Company (when authorized by or pursuant to a Board Resolution), the Guarantors (each when authorized by or pursuant to a Guarantor's Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of modifying, or amending, or adding any provisions to, or changing in any manner or eliminating any of the provisions of this Indenture or of the Securities of such series or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall:

                  (1) change the Stated Maturity of the principal of, or premium, if any, or any installment of interest, if any, on, or any Additional Amounts, if any, with respect to, any Security, or reduce the principal amount thereof or the premium, if any, thereon or the rate (or modify the calculation of such rate) of interest thereon, or reduce the amount payable upon redemption thereof at the option of the Company or repayment thereof at the option of the Holder, or reduce any Additional Amounts payable with respect thereto, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or

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

         reduce the amount of the principal of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect the right of repayment at the option of any Holder as contemplated by Article Thirteen, or change the Place of Payment where or the Currency in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security is payable or change the Currency in which any amount is payable under any Guarantee, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment pursuant to Article Thirteen at the option of the Holder, on or after the date for repayment) in each case as such Stated Maturity, Redemption Date or date for repayment may, if applicable, be extended in accordance with the terms of such Security or any Coupon appertaining thereto, or in the case of any Security which is convertible into or exchangeable for other securities or property, impair the right to institute suit to enforce the right to convert or exchange such Security in accordance with its terms, or impair the right to institute suit for the enforcement of any payments required to be made by any Guarantor pursuant to its Guarantee when due, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in Section 513 or 1008 of this Indenture, or reduce the requirements of Section 1504 for quorum or voting at a meeting of Holders of Securities, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (4) make any change that adversely affects the right, if any, to convert or exchange any Security for Common Stock or other securities or property in accordance with its terms, or

                  (5) modify or affect in any manner adverse to the Holders the terms and conditions of the obligations of the Guarantors in respect of the due and punctual payment of principal of, or premium, if any, or interest, if any, on or any sinking fund or analogous requirements or Additional Amounts with respect to any Securities or Coupons or any other Guaranteed Obligations or release any Guarantor from any of its obligations under its Guarantee or this Indenture except in accordance with the terms of this Indenture.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

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

         Anything in this Indenture to the contrary notwithstanding, if more than one series of Securities is Outstanding, the Company and the Guarantors shall be entitled to enter into a supplemental indenture under this Section 902 with respect to any one or more series of Outstanding Securities without entering into a supplemental indenture with respect to any other series of Outstanding Securities.

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 903. Execution of Supplemental Indentures.

         As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture
Act) shall be fully protected in relying upon, an Officers' Certificate from the Company and a Guarantor's Officers' Certificate from each of the Guarantors and an Opinion of Counsel to the effect that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture has been duly authorized, executed and delivered by, and is a valid, binding and enforceable obligation of, the Company and the Guarantors, subject to customary exceptions. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

         Section 905. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         Section 906. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

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

         Section 907. Subordination Unimpaired.

         This Indenture may not be amended to alter the subordination of any of the Outstanding Securities without the written consent of each holder of Senior Indebtedness and Guarantor Senior Indebtedness then outstanding that would be adversely affected thereby.

                                   ARTICLE TEN

                                    COVENANTS

         Section 1001. Payment of Principal, Premium, Interest and Additional
                       Amounts.

         The Company covenants and agrees for the benefit of the Holders of the Securities of each series that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of such series, whether payable in cash, shares of Common Stock or other securities or property, in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

         Section 1002. Maintenance of Office or Agency.

         The Company shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series that are convertible or exchangeable may be surrendered for conversion or exchange, and where notices and demands to or upon the Company in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment; provided, however, that if the Securities of such series are listed on the London Stock Exchange or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company and the

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

Guarantors hereby appoint the Trustee as their respective agent to receive all such presentations, surrenders, notices and demands.

         Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Company may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency.

         Unless otherwise provided in or pursuant to this Indenture, the Company hereby designates the Borough of Manhattan, The City of New York as a Place of Payment for each series of Securities, initially appoints the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, as the Company's Office or Agency in the Borough of Manhattan, The City of New York for such purpose and initially appoints the Trustee as the Security Registrar for each series of Securities and, if the Securities of any series are convertible into or exchangeable for Common Stock or other securities or property, initially appoints the Trustee as the conversion or exchange agent, as the case may be, for the Securities of such series. The Company may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York and, as provided in Section 305, may remove and replace from time to time the Security Registrar and may also remove or replace any conversion or exchange agent.

         Section 1003. Money for Securities Payments to Be Held in Trust.

         If the Company or any Guarantor shall at any time act as Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on, or any Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency or Currencies in which the Securities of such series are payable sufficient to pay the principal, any premium, interest and Additional Amounts, as the case may be, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

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

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, or any premium or interest on or any Additional Amounts with respect to, any Securities of such series, deposit with any Paying Agent a sum (in the Currency or Currencies described in the preceding paragraph) sufficient to pay the principal, premium, interest and Additional Amounts, as the case may be, so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

To the extent that the terms of any Securities established pursuant to Section 301 provide that any principal of, or premium or interest, if any, on or any Additional Amounts with respect to any such Securities is or may be payable in Common Stock or other securities or property, then the provisions of this
Section 1003 shall apply, mutatis mutandis, to such Common Stock or other securities or property.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company or any Guarantor, in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal or such premium or interest or Additional Amounts shall have become due and payable shall be paid to the Company on Company Request (or if deposited by a Guarantor, paid to such Guarantor on Guarantor Request), or (if then held by the Company or any Guarantor) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantors, jointly and severally, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or such Guarantor, as the case may be, as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, not later than 30 days after the Company's or such Guarantor's, as the case may be, request for such repayment, at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be earlier than two years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company or the applicable Guarantor, as the case may be.

         Section 1004. Additional Amounts.

         If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Securities or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise provided in or pursuant to this Indenture or the Securities of any series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest, if any, on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding or deduction for or on account of any tax, assessment or other governmental charge described in the Securities of such series or pursuant to Section 301 with respect to the Securities of such series. If any such withholding or deduction shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on or deducted from such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company and the

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

Guarantors covenant to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section. Nothing in this Section 1004 or elsewhere in this Indenture shall limit the obligation of the Company to pay Additional Amounts with respect to the Securities of any series pursuant to the terms, if any, established pursuant to Section 301 with respect to the Securities of such series.

         Section 1005. Corporate Existence.

         Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) the corporate existence of the Company and the existence (corporate or other) of each Subsidiary that is a Guarantor (and, if there shall at any time be a Guarantor that is not a Subsidiary, such Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence (corporate or other)), (ii) the existence (corporate or other) of each Significant Subsidiary that is not a Guarantor and (iii) the rights (charter and statutory), licenses and franchises of the Company and each of its Significant Subsidiaries; provided, however, that the Company shall not be required to preserve the existence (corporate or other) of any of its Significant Subsidiaries that are not Guarantors or any such right, license or franchise of the Company or any of its Significant Subsidiaries if the Board of Directors of the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof will not be disadvantageous in any material respect to the Holders.

         Section 1006. Maintenance of Properties.

         The Company will, and will cause each Significant Subsidiary to, cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Significant Subsidiary from discontinuing the operation and maintenance of any of their respective properties if such discontinuance is, in the judgment of the Board of Directors of the Company, desirable in the conduct of its business.

         Section 1007. Payment of Taxes and Other Claims.

         The Company will, and will cause each Significant Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that neither the Company nor any Significant Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such material tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

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         Section 1008. Waiver of Certain Covenants.

         The Company and the Guarantors may omit in any particular instance to comply with any term, provision, condition or covenant set forth in Sections 1002 to 1007, inclusive, with respect to the Securities of any series and, if expressly provided pursuant to Section 301(18), any additional covenants applicable to the Securities of such series (in each case excluding any term, provision, condition or covenant which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected thereby) if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, on behalf of all Holders of Securities of that series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision, condition or covenant, but no such waiver shall extend to or affect such term, provision, condition or covenant except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantors and the duties of the Trustee in respect of any such term, provision, condition or covenant shall remain in full force and effect.

         Section 1009. Company Statement as to Compliance.

         The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating whether or not, to the best of his or her knowledge, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to notice requirements or periods of grace) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which he or she may have knowledge.

         Section 1010. Guarantors' Statement as to Compliance.

         Each Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Guarantor's Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of such Guarantor, stating whether or not, to the best of his or her knowledge, such Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to notice requirements or periods of grace) and if such Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which he or she may have knowledge.

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                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         Section 1101. Applicability of Article.

         Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

         Section 1102. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and, in the event that the Company shall determine that the Securities of any series to be redeemed shall be selected from Securities of such series having the same issue date, interest rate or interest rate formula, Stated Maturity and other terms (the "Equivalent Terms"), the Company shall notify the Trustee of such Equivalent Terms.

         In the case of any redemption of Securities (A) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (B) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish to the Trustee an Officers' Certificate evidencing compliance with such restriction or condition.

         Section 1103. Selection by Trustee of Securities to be Redeemed.

         If less than all of the Securities of any series are to be redeemed or if less than all of the Securities of any series with Equivalent Terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series or from the Outstanding Securities of such series with Equivalent Terms, as the case may be, not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

         The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to

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

be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

         Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted or exchanged for Common Stock or other securities or property in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

         Section 1104. Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portions thereof.

         Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

                  (4) that, in case any Security is to be redeemed in part only, on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                  (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, together (if applicable) with accrued and unpaid interest, if any, thereon (subject, if applicable, to the provisos to the first paragraph of Section 1106), and, if applicable, that interest thereon shall cease to accrue on and after said date,

                  (6) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption

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         Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

                  (7) that the redemption is for a sinking fund, if such is the case,

                  (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished,

                  (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made,

                  (10) in the case of Securities of any series that are convertible or exchangeable into Common Stock or other securities or property, the then current conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate, as applicable, and the place or places where and the Persons to whom such Securities may be surrendered for conversion or exchange,

                  (11) the CUSIP number or other applicable identification number of such Securities, if any (or any other numbers used by a Depository to identify such Securities), and

                  (12) if the Redemption Price or any portion thereof shall be payable, at the option of the Company or any Holders, in cash or in Common Stock or other securities or property (or a combination thereof), a statement as to whether the Company has elected to pay the Redemption Price in cash or Common Stock or other securities or property or a combination thereof and, if applicable, the portion of the Redemption Price that is to be paid in cash, Common Stock or other securities or property.

         A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         Section 1105. Deposit of Redemption Price.

         On or prior to noon (local time in New York City) on any Redemption Date, the Company shall deposit, with respect to the Securities of any series called for redemption pursuant to Section 1104, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of

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money in the applicable Currency sufficient to pay the Redemption Price of, and
(except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 301 for or in the Securities of such series) any accrued interest on and Additional Amounts with respect to, all such Securities or portions thereof which are to be redeemed on that date, except that, if the Securities of such series are convertible or exchangeable into Common Stock or other securities or property, no such deposit shall be required with respect to any such Securities (or portions thereof) which have been converted or exchanged prior to such Redemption Date.

         Section 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed (except, in the case of Securities which are convertible or exchangeable into Common Stock or other securities or property, any such Securities which shall have been so converted or exchanged prior to the applicable Redemption Date) shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, together with (unless otherwise provided with respect to the Securities of such series pursuant to
Section 301) accrued and unpaid interest, if any, thereon and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with, unless otherwise provided in or pursuant to this Indenture, any accrued and unpaid interest thereon and Additional Amounts with respect thereto to but excluding the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 1002); and provided, further, that, except as otherwise specified in or pursuant to this Indenture or the Registered Securities of such series, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 307.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price or, at the option of the Company, after payment to the Trustee for the benefit of the Company of, an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those

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

Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security or, if no rate is prescribed therefor in the Security, at the rate of interest, if any, borne by such Security.

         Section 1107. Securities Redeemed in Part.

         Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

         Section 1201. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

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         Section 1202. Satisfaction of Sinking Fund Payments with Securities.

         The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment; provided, however, that the Trustee or such Paying Agent shall at the written request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

         Section 1203. Redemption of Securities for Sinking Fund.

         Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

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                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

         Section 1301. Applicability of Article.

         Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 1301, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the applicable repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

         Unless otherwise expressly stated in this Indenture or pursuant to
Section 301 with respect to the Securities of any series or unless the context otherwise requires, all references in this Indenture to the repayment of Securities at the option of the Holders thereof (and all references of like import) shall be deemed to include a reference to the repurchase of Securities at the option of the Holders thereof.

                                ARTICLE FOURTEEN

                        SECURITIES IN FOREIGN CURRENCIES

         Section 1401. Applicability of Article.

         Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency or (ii) any distribution to Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, in the absence of any provision to the contrary in or pursuant to this Indenture or the Securities of such series, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action, determination or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

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                                 ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

         Section 1501. Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

         Section 1502. Call, Notice and Place of Meetings.

         (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (2) In case at any time the Company (by or pursuant to a Board Resolution) or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.

         Section 1503. Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

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         Section 1504. Quorum; Action.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting or duly reconvened meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

         Except as limited by the proviso to Section 902, any resolution presented at a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.

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         Section 1505. Determination of Voting Rights; Conduct and Adjournment
of Meetings.

         (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

         (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. If the Securities of such series are issuable in minimum denominations of less than $1,000, then a Holder of such a Security in a principal amount of less than $1,000 shall be entitled to a fraction of one vote which is equal to the fraction that the principal amount of such Security bears to $1,000. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

         Section 1506. Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the

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secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE SIXTEEN

                                    GUARANTEE

         Section 1601. Unconditional Guarantee.

         Subject to the provisions of this Article Sixteen, in recognition of the benefits that the issuance of the Securities will confer upon the Company and the Guarantors and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby absolutely, fully, unconditionally and irrevocably guarantees, jointly and severally, to each Holder of any Securities and to each Holder of any Coupons appertaining thereto and to the Trustee on behalf of each such Holder prompt payment when due, whether at Stated Maturity, by declaration of acceleration, upon redemption at the option of the Company, upon repurchase or repayment at the option of the Holder or otherwise, and at all times thereafter, of the principal of and premium, if any, and interest, if any, on, and all Additional Amounts and other amounts, if any, payable with respect to, the Securities (whether Outstanding on the date of this Indenture or issued on or after such date) and any Coupons appertaining thereto (including, without limitation, to the maximum extent permitted by law, interest on any overdue principal, premium, if any, interest, if any, or Additional Amounts or other amounts, if any, in respect of the Securities) and the due and punctual payment of any sinking fund or analogous payments provided for pursuant to the terms of any of the Securities or this Indenture, and of any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Company to the Holders of the Securities or any Coupons appertaining thereto arising under this Indenture or the Securities or such Coupons (collectively, the "Guaranteed Obligations"), all in accordance with the respective terms of the Securities and any Coupons appertaining thereto and this Indenture. Without limitation to the provisions of the immediately preceding sentence, if the Company shall have agreed pursuant to a registration rights agreement or other similar instrument or agreement to pay additional interest or liquidated damages or to make similar payments with respect to the Securities of any series or any Coupons appertaining thereto under the circumstances specified therein, then, unless otherwise expressly provided with respect to the Securities of such series pursuant to Section 301, each Guarantor's Guarantee of the Securities of such series and any Coupons appertaining thereto shall also be deemed to guarantee the due and punctual payment of such additional interest, liquidated damages or other similar payments, as the case may be, on the same terms and subject to the same conditions as its Guarantee of the other Guaranteed Obligations, and, in such case, the term "Guaranteed Obligations" shall be deemed to include such additional interest, liquidated

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damages or other similar payments. The Guarantors hereby agree, jointly and severally, to cause payment of all Guaranteed Obligations to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, upon redemption at the option of the Company, upon repurchase or repayment at the option of the Holder or otherwise. Each Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional and that, to the fullest extent permitted by law, its Guarantees shall not be affected by the validity, regularity or enforceability of the Guaranteed Obligations or of any Securities or Coupons appertaining thereto, this Indenture or any other instrument or agreement evidencing any Guaranteed Obligations, or any question as to the authenticity of any of the Securities or any Coupons appertaining thereto, this Indenture or any other such instrument or agreement, or by the existence, validity, enforceability, perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a legal or equitable discharge of or defense to the obligations of any Guarantor under its Guarantee, other than payment in full by the Company or any other Person.

         Section 1602. Limitation of the Guarantors' Liability.

         Each Guarantor and, by its acceptance and ownership of a Security and by its acceptance of any benefits under any Guarantee, each Holder of a Security or any Coupon appertaining thereto hereby confirms that it is the intention of all parties that the obligations of the Guarantors under their Guarantees and
Section 1601 of this Indenture shall not constitute a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance, fraudulent transfer, bankruptcy, insolvency or other similar law of any applicable jurisdiction. To effectuate the foregoing intention, each Holder of any Securities or any Coupons appertaining thereto, by its acceptance and ownership of such Securities or Coupons, as the case may be, and by its acceptance of any benefits under any Guarantee, and each Guarantor hereby agree that the obligations of such Guarantor under its Guarantee and Section 1601 of this Indenture are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under its Guarantee and Section 1601 of this Indenture not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Subject to the preceding limitation, the obligations of each Guarantor under its Guarantee and Section 1601 of this Indenture constitute a guarantee of payment in full when due and not merely a guarantee of collectability.

         Section 1603. Effectiveness; No Termination.

         The Guarantees set forth in this Article Sixteen shall not be valid and obligatory for any purpose with respect to any Security or any Coupons appertaining thereto until the certificate of authentication on such Security shall have been signed by the Trustee or an Authenticating Agent in the manner provided in this Indenture. Each Guarantee shall be a continuing and irrevocable guarantee of all Guaranteed Obligations now or hereafter existing, and shall remain in full force and effect until all of the Guaranteed Obligations are paid in full or, in the case of the Guarantee of any Guarantor, until such time, if any, as such Guarantor is released from its Guarantee in accordance with this Indenture.

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         Section 1604. Waiver of Notices.

         Each Guarantor waives, to the fullest extent permitted by law, notice of the acceptance of its Guarantee and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives, to the fullest extent permitted by law, presentment, protest, notice, dishonor or default, demand for payment and any other demands or notices to which such Guarantor might otherwise be entitled.

         Section 1605. Subrogation.

         The Guarantors shall exercise no right of subrogation, contribution or similar rights against the Company or any other Guarantor with respect to any payments on the Guaranteed Obligations made under any Guarantee until all of the Guaranteed Obligations are paid in full. If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust by such Guarantor for the benefit of the Holders of the Securities and any Coupons appertaining thereto, and shall forthwith be paid to the Trustee, on behalf of such Holders.

         Section 1606. Waiver of Suretyship Defenses.

         To the fullest extent permitted by law, each Guarantor agrees that the Trustee or the Holders of the Securities and any Coupons appertaining thereto may, at any time and from time to time, and without notice to such Guarantor, but subject to the applicable provisions of this Indenture, make any agreement with the Company or with any other Person liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of such Guarantor under its Guarantee. To the fullest extent permitted by law, each Guarantor waives any defense arising by reason of any disability or other defense of the Company or any other Guarantor, or the cessation from any cause whatsoever of the liability of the Company (other than by payment in full of the Guaranteed Obligations), or any claim that such Guarantor's obligations exceed or are more burdensome than those of the Company and waives the benefit of any statute of limitations affecting the liability of such Guarantor hereunder. To the fullest extent permitted by law, each Guarantor waives any right to enforce any remedy which the Trustee or any Holder of the Securities now has or may hereafter have against the Company and waives any benefit of and any right to participate in any security now or hereafter held by the Trustee or any Holder of the Securities until all of the Guaranteed Obligations are paid in full. Further, each Guarantor consents, to the fullest extent permitted by law, to the Trustee's or any Holder's taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantors under their Guarantees or which, but for this provision, might operate as a discharge of any Guarantor.

         To the extent permitted by law, each Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, are independent of the Guaranteed Obligations and shall be absolute, irrevocable and unconditional, irrespective of, and shall be

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unaffected by, any invalidity, irregularity or unenforceability of any Security and any Coupons appertaining thereto or this Indenture, any failure to enforce the provisions of any Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of any Security or Coupon or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.

         Without limitation to any other provisions of this Article Sixteen or any other provision of this Indenture, each Guarantor waives, to the extent permitted by law, any and all rights and defenses described in subdivision (a) of Section 2856 of the California Civil Code (to the extent applicable), including without limitation rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to such Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code. As set forth in Section 113 hereof, this Indenture, the Securities, the Guarantees and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State, and the parties hereto agree that this paragraph has been included solely to set forth certain express waivers and shall not limit or be construed to limit or otherwise affect the choice of the laws of the State of New York to govern this Indenture, the Securities, the Guarantees or any Coupons.

         Section 1607. Exhaustion of Other Remedies Not Required.

         Each Guarantor waives, to the fullest extent permitted by law, diligence by the Trustee or the Holders and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring any party to exhaust any right or remedy or to take any action against the Company, any other Guarantor or any other Person or property before enforcing the Guarantee against such Guarantor.

         Section 1608. Reinstatement.

         Notwithstanding anything in this Indenture to the contrary, the provisions of this Article Sixteen shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Company or any other Person or otherwise, as if such payment had not been made and whether or not the Trustee or any Holder of Securities or Coupons has released any Guarantor from its Guarantee and regardless of any prior revocation, rescission, termination or reduction.

         Section 1609. Subordination.

         While an Event of Default under the Securities of any series has occurred and is continuing, each Guarantor, to the extent permitted by law, hereby subordinates the payment of all obligations and indebtedness of the Company owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Company to such Guarantor as subrogee of the Trustee or any Holder of Securities or Coupons or resulting from such Guarantor's performance under its Guarantee, until such time as all Guaranteed Obligations

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have been paid in full. If the Trustee so requests or, to the extent permitted by law, the Holders of at least 25% in principal amount of the Outstanding Securities of any series so request, any such obligation or indebtedness of the Company to such Guarantor shall be enforced and performance received by such Guarantor as trustee for the Trustee and the proceeds thereof shall be paid over to the Trustee on behalf of the Holders of the Securities and any Coupons appertaining thereto on account of the Guaranteed Obligations, but without, to the extent permitted by law, reducing or affecting in any manner the liability of any of the Guarantors under their Guarantees.

         Section 1610. Information.

         While an Event of Default under the Securities of any series has occurred and is continuing, each Guarantor shall furnish promptly to the Trustee any and all financial or other information regarding such Guarantor or its property as the Trustee may reasonably request in writing.

         Section 1611. Acceleration.

         In the event that acceleration of the time for payment of any principal of the Securities of any series (or such lesser amount as may be provided for in the Securities of such series) and accrued and unpaid interest, if any, thereon shall be stayed, whether upon insolvency, bankruptcy or reorganization of the Company or any other Person or otherwise, all such amounts shall nonetheless be payable by the Guarantors, jointly and severally, immediately upon demand by the Trustee or the Holders of at least 25% of the Outstanding principal amount of the Securities of such series.

         Section 1612. Condition of the Company.

         Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Company such information concerning the financial condition, business and operations of the Company as such Guarantor requires, and that neither the Trustee nor any Holder has any duty, and such Guarantor is not relying on the Trustee or any Holder at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Company.

         Section 1613. Release of Guarantors.

         (1) For so long as the Company is a party to or otherwise bound by the terms of the Credit Facility or any Substitute Credit Facility, if a Guarantor is released from all of its guarantees under or pursuant to the Credit Facility and all Substitute Credit Facilities, such Guarantor shall be automatically and unconditionally released and discharged from all of its obligations under this Indenture and its Guarantee without any further action required on the part of the Company, the other Guarantors, the Trustee or any Holder; provided that all guarantees by such Guarantor of any other Indebtedness of the Company and any Subsidiaries are terminated at or prior to the time of such release.

         (2) For so long as the Company is not a party to or bound by the terms of the Credit Facility or any Substitute Credit Facility, if a Guarantor shall cease to be a Domestic Significant

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Subsidiary, such Guarantor shall be automatically and unconditionally released and discharged from all of its obligations under this Indenture and its Guarantee without any further action required on the part of the Company, the other Guarantors, the Trustee or any Holder; provided that all guarantees by such Guarantor of any other Indebtedness of the Company and any Subsidiaries (other than guarantees that constitute Guarantor Senior Indebtedness of such Guarantor) are terminated at or prior to the time of such release.

         (3) The Trustee shall deliver an appropriate instrument evidencing any such release upon receipt of a written request by the Company accompanied by an Officers' Certificate and an Opinion of Counsel, each to the effect that such release has been effected in compliance with the provisions of this Indenture.

         Section 1614. Additional Guarantors.

         (1) For so long as the Company is a party to or bound by the terms of the Credit Facility or any Substitute Credit Facility, if any Subsidiary that is not then a Guarantor guarantees any indebtedness or other obligations of the Company under the Credit Facility or any Substitute Credit Facility, then, contemporaneously with or prior to the effectiveness of such guarantee, the Company shall (i) execute and deliver, cause such Subsidiary and all other Guarantors to execute and deliver and use its reasonable best efforts to cause the Trustee to execute and deliver a supplemental indenture, in form satisfactory to the Trustee, pursuant to which such Subsidiary shall become a Guarantor under this Indenture and (ii) deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such supplemental indenture complies with this Indenture. Thereafter, such Subsidiary shall be a Guarantor for all purposes of this Indenture unless and until released from its Guarantee pursuant to this Indenture.

         (2) For so long as the Company is not a party to or bound by the terms of the Credit Facility or any Substitute Credit Facility, if any Subsidiary that is not a Guarantor either (a) is or becomes a Domestic Significant Subsidiary or
(b) guarantees any Subject Notes, then the Company shall (i) promptly execute and deliver, cause such Subsidiary and all other Guarantors to execute and deliver and use its reasonable best efforts to cause the Trustee to execute and deliver a supplemental indenture, in form satisfactory to the Trustee, pursuant to which such Subsidiary shall become a Guarantor under this Indenture and (ii) deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such supplemental indenture complies with this Indenture. Thereafter, such Subsidiary shall be a Guarantor for all purposes of the Indenture unless and until released from its Guarantee pursuant to this Indenture.

         (3) Notwithstanding any other provision of this Indenture, the Company will not cause or permit any of its Subsidiaries to guarantee any of the Subject Notes unless such Subsidiary is either a Guarantor under this Indenture or, contemporaneously with or prior to the effectiveness of such Subsidiary's guarantee of such Subject Notes, (i) such Subsidiary, the Company and all other Guarantors execute and deliver a supplemental indenture, in form satisfactory to the Trustee, pursuant to which such Subsidiary shall become a Guarantor under this Indenture (in which case the Company shall use its reasonable best efforts to cause the Trustee to execute and deliver such supplemental indenture) and
(ii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such supplemental

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indenture complies with this Indenture. Thereafter, such Subsidiary shall be a
Guarantor for all purposes of this Indenture unless and until released from its Guarantee pursuant to this Indenture.

         Section 1615. Definition of "guarantee".

         As used in Sections 1613 and 1614, the term "guarantee" (but not the term "Guarantee") means, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of any other Person including, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person to purchase or pay principal of or interest on (or advance or supply funds or pledge assets for the purchase or payment of or payment of interest on) Indebtedness of such other Person (whether by agreement to provide additional capital or to maintain financial condition or other similar agreement), and such term, when used as a verb in Section 1613 or 1614, shall have a correlative meaning.

         Section 1616. Evidence of Guarantees.

         Each Guarantor hereby agrees that its execution and delivery of this Indenture or any supplemental indenture pursuant to Section 1614 hereof shall evidence its Guarantee set forth in Section 1601 without the need for any further notation on any Securities or Coupons, and further agrees that its Guarantee set forth in this Section 1601 shall remain in full force and effect notwithstanding any failure to include or endorse on any Security or Coupon a notation relating to such Guarantee.

                                ARTICLE SEVENTEEN

                                  SUBORDINATION

         Section 1701. Securities and Coupons Subordinate to Senior
Indebtedness.

         The Company covenants and agrees, and each Holder of a Security or Coupon by such Holder's acceptance thereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Seventeen, the indebtedness represented by the Securities and any Coupons and the payment of the principal of and interest on, or any other amount owing in respect of each and all of the Securities and of any Coupons is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         "Senior Indebtedness" means the principal of (and premium, if any) and unpaid interest (including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Laws, whether or not the payment of such interest is permitted by law) or accrued original issue discount on and other amounts due on or in connection with any Debt incurred, assumed or guaranteed by the Company whether outstanding on the date of this Indenture or thereafter incurred, assumed or guaranteed and all renewals, extensions and refundings of any such Debt; provided, however, that the following will not constitute Senior Indebtedness:

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                  (a) any Debt as to which, in the instrument creating the same or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt is subordinate in right of payment to all other Debt of the Company not expressly subordinated to such Debt;

                  (b) any Debt which by its terms refers explicitly to the Securities and states that such Debt shall not be senior in right of payment to the Securities;

                  (c) any Debt of the Company in respect of the Securities;

                  (d) any Debt of the Company to any Subsidiary of the Company;

                  (e) any Debt of the Company to any joint venture or partnership, which joint venture or partnership is required, under generally accepted accounting principles, to be consolidated in the Company's consolidated financial statements; and

                  (f) any Debt of the Company which by its terms ranks pari passu with or subordinate to the Securities.

         Section 1702. Payment Over of Proceeds Upon Dissolution, Etc.

         Upon any distribution of assets of the Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in such event;

                  (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities or Coupons are entitled to receive any payment on account of the principal of or interest on or any other amount owing in respect of the Securities and any Coupons; and

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article Seventeen, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company being subordinated to the payment of the Securities or Coupons, shall be paid, to the extent permitted by law, by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on the Senior Indebtedness held or represented by each, to the extent necessary to

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

         make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         In the event that, notwithstanding the foregoing provisions of this
Section 1702, the Trustee or the Holder of any Security or Coupon shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company being subordinated to the payment of the Securities or Coupons, before all Senior Indebtedness is paid in full or payment thereof provided for, then and in such event such payment or distribution shall, to the extent permitted by law, be held in trust for the benefit of and paid over or delivered forthwith to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness have been issued for application to the payment of all Senior Indebtedness remaining unpaid in the manner provided in clause (2) of the immediately preceding paragraph, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         For purposes of this Article Seventeen only, the words "cash, property or securities" shall not be deemed to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article Seventeen with respect to the Securities and Coupons, to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment, including without limitation, such rights being impaired within the meaning of Section 1124 of Title 11 of the United States Code, or any impairment of the right to receive interest accruing during the pendency of a bankruptcy or insolvency proceeding, including proceedings under Title 11 of the United States Code.

         The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 1702 if the corporation or Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer all or substantially all the assets of the Company, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

         Section 1703. Acceleration of Securities.

         In the event that any Securities shall have been accelerated and declared due and payable pursuant to Section 502, then and in such event the Company shall promptly notify holders of Senior Indebtedness of such acceleration. The Company may not pay or acquire the Securities

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until 135 days have passed after such acceleration occurs and may thereafter pay or acquire the Securities only if this Article Seventeen permits the payment or acquisition at that time.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities prohibited by the foregoing provisions of this Section 1703, then and in such event such payment shall, to the extent permitted by law, be held in trust for the benefit of and be paid over and delivered forthwith to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued.

         The provisions of this Section 1703 shall not apply to any payment with respect to which Section 1702 would be applicable.

         Section 1704. Default on Senior Indebtedness.

         The Company may not make any payment of the principal of or interest on or any other amount owing in respect of the Securities or any Coupons and may not acquire any Securities or Coupons for cash or property if:

                  (1) a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate the maturity thereof; and

                  (2) unless such default relates to a failure by the Company to make any payment in respect of such Senior Indebtedness when due or within any applicable grace period (a "Payment Default"), such default is either the subject of judicial proceedings or the Company receives notice of the default. If the Company receives any such notice, then a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of this Section 1704.

         The Company may resume payments on the Securities and any Coupons and may acquire Securities or Coupons if and when:

                  (A) (i) 135 days pass after, in the case of a Payment Default, the later of the date such payment was due and the expiration of any applicable grace period for such payment or, in the case of any other such default, the date the related judicial proceedings commence or that notice of such default is given to the Company, as the case may be, and (ii) the Senior Indebtedness in respect of which such default exists has not been declared due and payable in its entirety within such 135 day period or, if declared due and payable, such declaration has been rescinded, waived or annulled; or

                  (B) the default with respect to the Senior Indebtedness is cured or waived; and this Article Seventeen otherwise permits the payment or acquisition at that time.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security or Coupon prohibited by the foregoing provisions of this Section 1704, then and in such event such payment shall, to the extent permitted by law, be held in trust for the benefit of and be paid over and delivered forthwith to the holders of the

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Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing such Senior Indebtedness may have been issued.

         The provisions of this Section 1704 shall not apply to any payment with respect to which Section 1702 would be applicable.

         Section 1705. Payment Permitted if No Default.

         Nothing contained in this Article Seventeen or elsewhere in this Indenture or in any of the Securities or Coupons shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in
Section 1702 or under the conditions described in Section 1703 or 1704, from making payments at any time of the principal of or interest on the Securities or Coupons, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of or interest on the Securities or Coupons if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section 1710, notice that such payment would have been prohibited by the provisions of this Article Seventeen.

         Section 1706. Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities or any Coupons shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article Seventeen to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the principal of or interest on the Securities or any Coupons shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Seventeen, and no payments pursuant to the provisions of this Article Seventeen to the Company or to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities or Coupons, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         Section 1707. Provisions Solely to Define Relative Rights.

         The provisions of this Article Seventeen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities or Coupons, on one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article Seventeen or elsewhere in this Indenture or in the Securities or Coupons is intended to or shall

                  (a) impair, as between the Company and the Holders of the Securities or Coupons, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities or Coupons the principal of and interest on the Securities or Coupons as and when the same shall become due and payable in accordance with the terms of the Securities and this Indenture and which, subject to the rights under this

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         Article Seventeen of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company, or

                  (b) affect the relative rights against the Company of the Holders of the Securities or Coupons and creditors of the Company other than holders of Senior Indebtedness, or

                  (c) prevent the Trustee or the Holder of any Security or Coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Seventeen of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

         Section 1708. Trustee to Effectuate Subordination.

         Each Holder of a Security or Coupon by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Seventeen and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper claim or proof of debt in connection with any insolvency or bankruptcy case or proceeding or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith relative to the Company in proper form within 30 days prior to the expiration of the time to file such claim or proof of debt, then the holders of the Senior Indebtedness are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities or Coupons.

         Section 1709. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities or Coupons, without incurring responsibility to the Holders of the Securities or Coupons and without impairing or releasing the subordination provided in this Article Seventeen or the obligations hereunder of the Holders of the Securities or Coupons to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the

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collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

         Notwithstanding the payment in full of all Senior Indebtedness, the provisions of this Article Seventeen shall be reinstated and revived, and the enforceability of such provisions shall continue, in each case to the extent permitted by law, with respect to (and only with respect to) any amount of Senior Indebtedness which the Company shall have repaid to the holders thereof (or to their representative or the trustee under the indenture under which the instruments evidencing such Senior Indebtedness shall have been issued) following a demand for such repayment by such holders (or representative or trustee) made pursuant to provisions set forth in the instrument evidencing such Senior Indebtedness or under which such Senior Indebtedness shall have been issued, which provisions entitle such holders (or such representative or trustee) to demand such repayment upon the occurrence of a Change of Control (as defined in the Officers' Certificate dated January 27, 2003, establishing the form and terms of the Company's 7 3/4% Senior Subordinated Notes due 2010 pursuant to the Senior Subordinated Debt Indenture dated as of November 19, 1996, between the Company and SunTrust Bank, Atlanta) or other substantially similar event with respect to the Company specified therein, if such amount thereafter must be restored or returned by such holders of Senior Indebtedness (or such representative or trustee) because it constitutes a voidable preference under Section 547 of Title 11 of the United States Code (or any successor provision thereto) or under any similar provision of any other applicable Bankruptcy Law or a fraudulent transfer under any applicable law regarding fraudulent transfers.

         Section 1710. Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or Coupons. Failure to give such notice shall not affect the subordination of the Securities or Coupons to Senior Indebtedness. Notwithstanding the provisions of this Article Seventeen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or Coupons, unless and until the Trustee shall have received written notice thereof in the manner provided in Section 105 from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security or Coupon), the notice with respect to such money provided for in this Section 1710, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any

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payment or distribution pursuant to this Article Seventeen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Seventeen, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of this Indenture pending judicial determination as to the right of such Person to receive such payment.

         Section 1711. Reliance on Judicial Order or Certificate of Liquidation
                       Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article Seventeen, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities or Coupons shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities or Coupons, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen.

         Section 1712. Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or Coupons or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Seventeen or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder unless a Responsible Officer of the Trustee shall have received written notice to that effect in the manner provided in
Section 105. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Seventeen and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

         Section 1713. Rights of Trustee as Holder of Senior Indebtedness;
                       Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Seventeen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article Seventeen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

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         Section 1714. Article Seventeen Applicable to Paying Agents.

         In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Seventeen shall in such case (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article Seventeen in addition to or in place of the Trustee; provided, however, that Section 1710 and 1712 shall not apply to the Company or any Subsidiary or Affiliate of the Company if it or such Subsidiary or Affiliate acts as paying agent.

         Section 1715. Limitation in Ranking of Future Indebtedness of the
                       Company.

         The Company will not incur any Debt that is subordinated by the terms of the instrument creating such Debt in right of payment to any other Debt of the Company and that is not expressly by the terms of the instrument creating such Debt made pari passu with, or subordinate and junior in right of payment to, the Securities.

                                ARTICLE EIGHTEEN

                           SUBORDINATION OF GUARANTEES

         Section 1801. Agreement to Subordinate.

         Each Guarantor covenants and agrees, and each Holder of a Security or Coupon, by such Holder's acceptance and ownership thereof and by such Holder's acceptance of any benefits under any Guarantee likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Eighteen, payment of any and all amounts by such Guarantor under its Guarantee of the Securities and any Coupons appertaining thereto is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of such Guarantor.

         "Guarantor Senior Indebtedness" means, with respect to any Guarantor, the principal of (and premium, if any) and unpaid interest (including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Laws, whether or not the payment of such interest is permitted by law) or accrued original issue discount on and other amounts due on or in connection with any Debt incurred, assumed or guaranteed by such Guarantor whether outstanding on the date of this Indenture or thereafter incurred, assumed or guaranteed and all renewals, extensions and refundings of any such Debt; provided, however, that the following will not constitute Guarantor Senior Indebtedness of such Guarantor:

                  (a) any Debt of such Guarantor as to which, in the instrument creating the same or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt is subordinate in right of payment to all other Debt of such Guarantor not expressly subordinated to such Debt;

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

                  (b) any Debt of such Guarantor which by its terms refers explicitly to the Guarantees of the Securities and states that such Debt shall not be senior in right of payment to the Guarantees of the Securities;

                  (c) all Guarantees of such Guarantor in respect of the Securities;

                  (d) any Debt of such Guarantor to any Subsidiary of such Guarantor or of the Company;

                  (e) any Debt of such Guarantor to any joint venture or partnership, which joint venture or partnership is required, under generally accepted accounting principles, to be consolidated in the Company's or such Guarantor's consolidated financial statements; and

                  (f) any Debt of such Guarantor which by its terms ranks pari passu with or subordinate to such Guarantor's Guarantees of the Securities.

         For purposes of the foregoing definition, it is hereby expressly agreed and understood that all references to Debt of any Guarantor shall include all obligations of such Guarantor as guarantor of any Debt of others and, without limitation to the foregoing, any guarantee by such Guarantor of debt securities issued by the Company under the Indenture dated January 28, 2004, among the Company, the guarantors party thereto and SunTrust Bank shall constitute Guarantor Senior Indebtedness of such Guarantor.

         Section 1802. Payment Over of Proceeds Upon Dissolution, Etc.

         Upon any distribution of assets of a Guarantor in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to such Guarantor or to its creditors, as such, or to its assets, or
(b) any liquidation, dissolution or other winding up of such Guarantor, whether voluntary or involuntary, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Guarantor, then and in such event;

         (1) the holders of the Guarantor Senior Indebtedness of such Guarantor shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Guarantor Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities or Coupons are entitled to receive any payment under or with respect to such Guarantor's Guarantee of the Securities and any Coupons; and (2) any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article Eighteen, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of such Guarantor being subordinated to the payment of amounts due under such Guarantor's Guarantee, shall be paid, to the extent permitted by law, by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of the Guarantor Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or

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

trustees under any indenture under which any instruments evidencing any such Guarantor Senior Indebtedness of such Guarantor may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on the Guarantor Senior Indebtedness of such Guarantor held or represented by each, to the extent necessary to make payment in full of all such Guarantor Senior Indebtedness of such Guarantor remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness of such Guarantor.

         In the event that, notwithstanding the foregoing provisions of this
Section 1802, the Trustee or the Holder of any Security or Coupon shall receive any payment or distribution of assets of a Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Guarantor being subordinated to the payment of the amounts due under such Guarantor's Guarantee, before all Guarantor Senior Indebtedness of such Guarantor is paid in full or payment thereof provided for, then and in such event such payment or distribution shall, to the extent permitted by law, be held in trust for the benefit of and paid over or delivered forthwith to the holders of Guarantor Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Guarantor Senior Indebtedness have been issued for application to the payment of all Guarantor Senior Indebtedness of such Guarantor remaining unpaid in the manner provided in clause (2) of the immediately preceding paragraph, to the extent necessary to pay all such Guarantor Senior Indebtedness of such Guarantor in full, after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness of such Guarantor.

         For purposes of this Article Eighteen only, the words "cash, property or securities" shall not be deemed to include shares of capital stock of any Guarantor as reorganized or readjusted, or securities of any Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article Eighteen with respect to the Guarantee of such Guarantor, to the payment of all Guarantor Senior Indebtedness of such Guarantor which may at the time be outstanding; provided, however, that (i) the Guarantor Senior Indebtedness of such Guarantor is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of any Guarantor Senior Indebtedness of such Guarantor are not, without the consent of such holders, altered by such reorganization or readjustment, including without limitation, such rights being impaired within the meaning of Section 1124 of Title 11 of the United States Code, or any impairment of the right to receive interest accruing during the pendency of a bankruptcy or insolvency proceeding, including proceedings under Title 11 of the United States Code.

         The consolidation of any Guarantor with, or the merger of any Guarantor into, another corporation or the liquidation or dissolution of any Guarantor following the conveyance or transfer of all or substantially all of its assets to another Person shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of such Guarantor for the purposes of this Section 1802 if the corporation or Person formed by such consolidation or into which such Guarantor is merged or the Person which acquires by conveyance or transfer all or substantially all the assets of such Guarantor, as

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the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, and if required by Section 1614 of this Indenture, become a Guarantor in accordance with the applicable provisions of Section 1614.

         Section 1803. Acceleration of Securities.

         In the event that any Securities shall have been accelerated and declared due and payable pursuant to Section 502, no Guarantor may make any payment under its Guarantee of the Securities or acquire any Securities until 135 days have passed after such acceleration occurs and may thereafter make payments under its Guarantee of the Securities or acquire Securities only if this Article Eighteen permits the payment or acquisition at that time.

         In the event that, notwithstanding the foregoing, a Guarantor shall make any payment to the Trustee or the Holder of any Securities prohibited by the foregoing provisions of this Section 1803, then and in such event such payment shall, to the extent permitted by law, be held in trust for the benefit of and be paid over and delivered forthwith to the holders of Guarantor Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing the Guarantor Senior Indebtedness of such Guarantor may have been issued.

         The provisions of this Section 1803 shall not apply to any payment with respect to which Section 1802 would be applicable.

         Section 1804. Default on Guarantor Senior Indebtedness.

         A Guarantor may not make any payment under its Guarantee of the Securities or any Coupons and may not acquire any Securities or any Coupons for cash or property if:

         (1) a default on Guarantor Senior Indebtedness of such Guarantor or Senior Indebtedness of the Company occurs and is continuing that permits holders of such Guarantor Senior Indebtedness or such Senior Indebtedness, as the case may be, to accelerate the maturity thereof; and

         (2) unless such default relates to a failure by such Guarantor or the Company to make any payment in respect of any Guarantor Senior Indebtedness of such Guarantor or any Senior Indebtedness of the Company, respectively, when due or within any applicable grace period (a "Payment Default"), such default is either the subject of judicial proceedings or such Guarantor or the Company receives notice of the default. If such Guarantor or the Company receives any such notice, then a similar notice received within nine months thereafter relating to the same default on the same issue of Guarantor Senior Indebtedness of such Guarantor or Senior Indebtedness of the Company, as the case may be, shall not be effective for purposes of this Section 1804.

         A Guarantor may resume payments under its Guarantee and may acquire Securities or Coupons if and when:

                  (A) (i) 135 days pass after, in the case of a Payment Default, the later of the date such payment was due and the expiration of any applicable grace period for such

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

         payment or, in the case of any other such default, the date the related judicial proceedings commence or that notice of such default is given to such Guarantor or the Company, as the case may be, and (ii) the Guarantor Senior Indebtedness of such Guarantor or the Senior Indebtedness of the Company, as the case may be, in respect of which such default exists has not been declared due and payable in its entirety within such 135 day period or, if declared due and payable, such declaration has been rescinded, waived or annulled; or

                  (B) the default with respect to the Guarantor Senior Indebtedness of such Guarantor or the Senior Indebtedness of the Company, as the case may be, is cured or waived; and this Article Eighteen otherwise permits the payment or acquisition at that time.

         In the event that, notwithstanding the foregoing, any Guarantor shall make any payment to the Trustee or the Holder of any Security or Coupon prohibited by the foregoing provisions of this Section 1804, then and in such event such payment shall, to the extent permitted by law, be held in trust for the benefit of and be paid over and delivered forthwith to the holders of the Guarantor Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing such Guarantor Senior Indebtedness may have been issued.

         The provisions of this Section 1804 shall not apply to any payment with respect to which Section 1802 would be applicable.

         Without limiting the effect of this Section 1804, no Guarantor shall make any payment under its Guarantee during any period when the Company would be prohibited from making payments on the Securities or any Coupons pursuant to
Section 1704 of this Indenture.

         Section 1805. Payment Permitted if No Default.

         Nothing contained in this Article Eighteen or elsewhere in this Indenture or in any of the Securities or Coupons shall prevent (a) any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of such Guarantor referred to in Section 1802 or under the conditions described in Section 1803 or 1804, from making payments at any time under its Guarantee, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of such Guarantee if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section 1810, written notice that such payment would have been prohibited by the provisions of this Article Eighteen.

         Section 1806. Subrogation.

         Subject to the payment in full of all Guarantor Senior Indebtedness of any Guarantor, the Holders of the Securities or any Coupons shall be subrogated, to the extent of the payments or distributions made to the holders of the Guarantor Senior Indebtedness of such Guarantor pursuant to the provisions of this Article Eighteen, to the rights of the holders of such Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to such Guarantor Senior Indebtedness until the principal of or interest on the Securities or any Coupons shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of any Guarantor Senior Indebtedness of any Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Eighteen, and no payments pursuant to the provisions of this Article Eighteen to any Guarantor or to the holders any Guarantor Senior Indebtedness of such Guarantor by Holders of the Securities or the Trustee, shall, as between such Guarantor, its creditors other than holders of Guarantor Senior Indebtedness of such Guarantor and the Holders of the Securities or Coupons, be deemed to be a payment or distribution by such Guarantor to or on account of the Guarantor Senior Indebtedness of such Guarantor.

         Section 1807. Provisions Solely to Define Relative Rights.

         The provisions of this Article Eighteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities or Coupons, on one hand, and the holders of Guarantor Senior Indebtedness of the respective Guarantors, on the other hand. Nothing contained in this Article Eighteen or elsewhere in this Indenture or in the Securities or Coupons or any Guarantee is intended to or shall

                  (a) impair, as between any Guarantor and the Holders of the Securities or Coupons, the obligation of such Guarantor, which is absolute and unconditional, to make all payment due under its Guarantee as and when the same shall become due and payable in accordance with the terms of such Guarantee and this Indenture and which, subject to the rights under this Article Eighteen of the holders of Guarantor Senior Indebtedness of such Guarantor, is intended to rank equally with all other general obligations of such Guarantor, or

                  (b) affect the relative rights against any Guarantor of the Holders of the Securities or Coupons and creditors of such Guarantor other than holders of Guarantor Senior Indebtedness of such Guarantor, or

                  (c) prevent the Trustee or the Holder of any Security or Coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eighteen of the holders of Guarantor Senior Indebtedness of any Guarantor to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

         Section 1808. Trustee to Effectuate Subordination.

         Each Holder of a Security or Coupon, by such Holder's acceptance and ownership thereof and such Holder's acceptance of any benefits under the Guarantees, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Eighteen and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper claim or proof of debt in connection with any insolvency or bankruptcy case or proceeding or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith relative to any Guarantor in proper form within 30 days prior to the expiration of the time to file such claim or proof of debt, then the holders of Guarantor Senior

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

Indebtedness of such Guarantor are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities or Coupons.

         Section 1809. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Guarantor Senior Indebtedness of any Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of any Guarantor Senior Indebtedness of any Guarantor may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities or Coupons, without incurring responsibility to the Holders of the Securities or Coupons and without impairing or releasing the subordination provided in this Article Eighteen or the obligations hereunder of the Holders of the Securities or Coupons to the holders of Guarantor Senior Indebtedness of such Guarantor, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, any Guarantor Senior Indebtedness of such Guarantor, or otherwise amend or supplement in any manner any Guarantor Senior Indebtedness of such Guarantor or any instrument evidencing the same or any agreement under which such Guarantor Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing any Guarantor Senior Indebtedness of such Guarantor; (iii) release any Person liable in any manner for the collection of any Guarantor Senior Indebtedness of such Guarantor; and (iv) exercise or refrain from exercising any rights against such Guarantor and any other Person.

         Notwithstanding the payment in full of all Guarantor Senior Indebtedness of any Guarantor, the provisions of this Article Eighteen shall be reinstated and revived, and the enforceability of such provisions shall continue, in each case to the extent permitted by law, with respect to (and only with respect to) any amount of Guarantor Senior Indebtedness of any Guarantor which such Guarantor shall have repaid to the holders thereof (or to their representative or the trustee under the indenture under which the instruments evidencing such Guarantor Senior Indebtedness shall have been issued) following a demand for such repayment by such holders (or representative or trustee) made pursuant to provisions set forth in the instrument evidencing such Guarantor Senior Indebtedness or under which such Guarantor Senior Indebtedness shall have been issued, which provisions entitle such holders (or such representative or trustee) to demand such repayment upon the occurrence of a Change of Control (as defined in the Officers' Certificate dated January 27, 2003, establishing the form and terms of the Company's 7 3/4% Senior Subordinated Notes due 2010 pursuant to the Senior Subordinated Debt Indenture dated as of November 19, 1996, between the Company and SunTrust Bank, Atlanta) or other substantially similar event with respect to the Company specified therein, if such amount thereafter must be restored or returned by such holders of such Guarantor Senior Indebtedness (or such representative or trustee) because it constitutes a voidable preference under Section 547 of Title 11 of the United States Code (or any successor provision thereto) or under any similar provision of any other applicable Bankruptcy Law or a fraudulent transfer under any applicable law regarding fraudulent transfers.

         Section 1810. Notice to Trustee.

         Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of such Guarantor's Guarantee. Failure to give such notice shall not affect the subordination of such Guarantor's Guarantee to any Guarantor Senior Indebtedness of such Guarantor. Notwithstanding the provisions of this Article Eighteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Guarantee of any Guarantor, unless and until the Trustee shall have received written notice thereof in the manner provided in Section 105 from a Guarantor, the Company or a holder of Guarantor Senior Indebtedness of a Guarantor or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of any Guaranteed Obligations), the notice with respect to such money provided for in this Section 1810, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Guarantor Senior Indebtedness of any Guarantor (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of such Guarantor Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness of any Guarantor to participate in any payment or distribution pursuant to this Article Eighteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eighteen, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of this Indenture pending judicial determination as to the right of such Person to receive such payment.

         Section 1811. Reliance on Judicial Order or Certificate of Liquidation
                       Agent.

         Upon any payment or distribution of assets of any Guarantor referred to in this Article Eighteen, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities or Coupons shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of

Securities or Coupons, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness of such Guarantor and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eighteen.

         Section 1812. Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness of any Guarantor and not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or Coupons or to any Guarantor or to any other Person cash, property or securities to which any holders of Guarantor Senior Indebtedness of any Guarantor shall be entitled by virtue of this Article Eighteen or otherwise. The Trustee shall not be charged with knowledge of the existence of Guarantor Senior Indebtedness of any Guarantor or of any facts that would prohibit any payment pursuant to the Guarantee of any Guarantor unless a Responsible Officer of the Trustee shall have received written notice to that effect in the manner provided in Section 105. With respect to the holders of Guarantor Senior Indebtedness of any Guarantor, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Eighteen and no implied covenants or obligations with respect to holders of Guarantor Senior Indebtedness of any Guarantor shall be read into this Indenture against the Trustee.

         Section 1813. Rights of Trustee as Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Eighteen with respect to any Guarantor Senior Indebtedness of any Guarantor which may at any time be held by it, to the same extent as any other holder of such Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article Eighteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

         Section 1814. Article Eighteen Applicable to Paying Agents.

         In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Eighteen shall in such case (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article Eighteen in addition to or in place of the Trustee; provided, however, that Section 1810 and 1812 shall not apply to the Company, any Guarantor or any Subsidiary or Affiliate of the Company or any Guarantor if the Company or such Guarantor or such Subsidiary or Affiliate acts as paying agent.

         Section 1815. Limitation in Ranking of Future Indebtedness of the
                       Guarantors.

         No Guarantor will incur any Debt that is subordinated by the terms of the instrument creating such Debt in right of payment to any other Debt of such Guarantor and that is not expressly by the terms of the instrument creating such Debt made pari passu with, or subordinate and junior in right of payment to, such Guarantor's Guarantee. For purposes of the foregoing sentence, it is hereby expressly agreed and understood that all references to Debt of any Guarantor shall include all obligations of such Guarantor as guarantor of any Debt of others.

                                    * * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

COMPANY:                           KB HOME

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

GUARANTORS:                        KB HOME PHOENIX INC., an Arizona corporation

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

                                   KB HOME COASTAL INC., a California
                                   corporation

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

                                   KB HOME NORTH BAY INC., a California
                                   corporation

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

                                   KB HOME SOUTH BAY INC., a California
                                   corporation

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

                                   KB HOME GREATER LOS ANGELES INC., a
                                   California corporation

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

                                   KB HOME COLORADO INC., a Colorado corporation

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

                                   KB HOME NEVADA INC., a Nevada corporation

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

                                   KB HOME LONE STAR LP, a Texas limited
                                   partnership

                                   By: KBSA, Inc., a Texas corporation,
                                       Its general partner

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title:

TRUSTEE:                           [______________],

                                   as Trustee

                                   By: ________________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:

____________________________
Name:
Title: